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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
ACTIVISION INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3100 Ocean Park Boulevard
Santa Monica, California 90405

July 30, 2001

Dear Stockholder:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Activision, Inc. The meeting will be held on Thursday, August 23, 2001, beginning at 9:00 a.m., local time, at the Peninsula Hotel, 9882 South Santa Monica Blvd., Beverly Hills, California 90212.

Information about the meeting and the matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.

                        Sincerely,

                        Robert A. Kotick
                         Chairman and Chief Executive Officer

                        Brian G. Kelly
                         Co-Chairman

3100 Ocean Park Boulevard
Santa Monica, California 90405

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 23, 2001

To the Stockholders of Activision, Inc:

The 2001 Annual Meeting of Stockholders of Activision, Inc. (the "Company") will be held at the Peninsula Hotel, 9882 South Santa Monica Blvd., Beverly Hills, California 90212, on Thursday, August 23, 2001 at 9:00 a.m., local time, for the following purposes:

  1.
  To elect six directors of the Company to hold office for one year terms and until their respective successors are duly elected and qualified.

  2.
  To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 to 125,000,000.

  3.
  To approve the adoption of the Company's 2001 Incentive Plan.

  4.
  To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice.

The Board of Directors of the Company has fixed the close of business on June 27, 2001 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ARE PRESENT AT THE ANNUAL MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                        By Order of the Board of Directors

                        George L. Rose
                         Secretary

July 30, 2001
Santa Monica, California

3100 Ocean Park Boulevard
Santa Monica, California 90405

PROXY STATEMENT
for the Annual Meeting of Stockholders to be held on August 23, 2001

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Activision, Inc., a Delaware corporation (the "Company"), of proxies from the holders (the "Stockholders") of the Company's issued and outstanding shares of common stock, $.000001 par value per share (the "common stock"), to be used at the Annual Meeting of Stockholders to be held on Thursday, August 23, 2001, at the Peninsula Hotel, 9882 South Santa Monica Blvd., Beverly Hills, California 90212, at 9:00 a.m., local time, and at any adjournment or postponement of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy card are first being mailed to the Stockholders of the Company on or about August 2, 2001.

RECORD DATE AND QUORUM

Stockholders of record at the close of business on June 27, 2001 are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 33,248,956 shares of common stock of the Company outstanding. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented for action at the Annual Meeting. Shares of common stock were the only voting securities of the Company outstanding on the record date. A majority of the outstanding shares of common stock must be present in person or by proxy at the Annual Meeting in order for a quorum to be present. Abstentions and broker non-votes are included for purposes of determining whether a quorum is present at the Annual Meeting.

REQUIRED VOTES

In the election of Directors (Proposal 1), Directors are elected by a plurality of the votes cast at the Annual Meeting. "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the Meeting. Accordingly, shares not voted (whether by abstention, broker non-vote or otherwise) will have no effect on the voting outcome with respect to the election of Directors. The affirmative vote of a majority of the outstanding shares of common stock of the Company is required for approval of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock (Proposal 2). Abstentions and broker non-votes will have the effect of a vote "AGAINST" Proposal 2. Approval of the adoption of the 2001 Incentive Plan (Proposal 3) and ratification of PricewaterhouseCoopers LLC (Proposal 4) require the affirmative vote of a majority of the votes cast at the Annual Meeting. A broker non-vote will have no effect upon the voting outcome of Proposals 3 and 4; however, an abstention will have the same effect as a vote "AGAINST"

Proposals 3 and 4. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

Whether or not you are able to attend the Annual Meeting, you are urged to complete, sign and return your proxy card. The common stock represented by all properly executed proxy cards received by the Company prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting as directed in the signed proxy. In the event no directions are specified, such proxies shall be voted FOR all of the Proposals and in the best judgment of the proxy holders as to other matters that may properly come before the Annual Meeting. The Company does not know of any other business which may come before the Annual Meeting. Any stockholder may revoke or change its proxy at any time before the proxy is voted at the Annual Meeting by (i) sending another properly executed proxy bearing a later date or a written notice of revocation of the proxy to the Secretary of the Company at the Company's principal executive offices or (ii) voting in person at the Annual Meeting.

COSTS OF PROXY SOLICITATION

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials sent by the Company to stockholders. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares of common stock for their expenses in forwarding the proxy materials to such beneficial owners. The Company has retained Mackenzie Partners to aid in the solicitation of proxies. Mackenzie Partners will receive a fee of approximately $8,500 as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by the Company. In addition, proxies may also be solicited by Directors, officers and regular employees of the Company, without additional compensation, personally or by telephone.

PROPOSAL 1

ELECTION OF DIRECTORS

Six Directors are to be elected to serve until the Company's next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Except where otherwise instructed, proxies solicited by this Proxy Statement will be voted for the election of each of the six nominees listed below, all of whom are presently members of the Board. Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. However, if any nominee shall become unable to stand for election as a Director at the Annual Meeting, an event not now anticipated by the Board, the proxy will be voted for a substitute designated by the Board or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the membership of the Board to the number of nominees available. All Directors serve for one year terms. There is no family relationship between any nominee and any other nominee or Executive Officer of the Company.

Directors/Nominees

The names of the nominees, and certain information about them (including their terms of service), are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since

Kenneth L. Henderson (1)	46	Partner, Robinson Silverman Pearce Aronsohn & Berman LLP	2001
Barbara S. Isgur (1)(2)	59	Consultant	1991
Brian G. Kelly	38	Co-Chairman of the Company	1995
Robert A. Kotick	38	Chairman and Chief Executive Officer of the Company	1991
Steven T. Mayer (1)(2)	56	Consultant	1991
Robert J. Morgado (2)	58	Chairman, Maroley Media Group	1997
(1) Member of the Audit Committee. (2) Member of the Compensation Committee.

Mr. Henderson has been a Director of the Company since July 2001 when he was elected to fill the vacancy created by the resignation of Harold Brown. Mr. Henderson is a managing partner of the New York City law firm of Robinson Silverman Pearce Aronsohn & Berman LLP ("RSPAB"), where he has been a partner since 1987. RSPAB provided legal services to the Company during the last fiscal year. He graduated cum laude from New York University School of Law in 1979, where he was a Root-Tilden Scholar and was elected to Order of the Coif. He received a B.A. with high honors from Auburn University in 1976. Mr. Henderson has been a member of the board of directors of Ampal-American Israel Corporation since 1997 and is the Chairman of the board of directors of Population Communications International, Inc., New York based international not-for-profit corporation of which he has been a director since 1994.

Ms. Isgur has been a Director of the Company since February 1991. From 1993 until 1998, she was a Senior Vice President of Stratagem, an investment banking firm specializing in the software industry. Ms. Isgur also served as President of BSI Consulting from 1990 to 1993. She served as a Vice President of Needham & Co., a high technology investment banking firm, from 1989 to 1990. During 1988, Ms. Isgur served as a Vice President at Manufacturers Hanover Securities. From 1985 to 1988, she was a principal of D.H. Brown Associates. Ms. Isgur was a Vice President and microcomputer industry analyst at Paine Webber, Incorporated from 1981 to 1985.

Mr. Kelly has been a Director of the Company since July 1995. He has served as Co-Chairman of the Company since October 1998. He previously served as President of the Company from July 1997 to October 1998 and Chief Operating Officer of the Company from July 1995 to October 1998. He also served as Chief Financial Officer of the Company from February 1991 until July 1997 and Secretary of the Company from May 1991 until October 1997. Mr. Kelly served as Vice President-Finance of International Consumer Technologies Corporation ("ICT") from December 1990 to January 1995 and as a director of ICT from February 1994 to January 1995. In January 1995, ICT was merged with and into a subsidiary of the Company. Mr. Kelly holds a law degree from Fordham Law School and a B.A. degree in accounting from Rutgers University, and is a certified public accountant.

Mr. Kotick has been a Director of the Company since February 1991. He has served as Chairman and Chief Executive Officer of the Company since February 1991.

Mr. Mayer has been a Director of the Company since February 1991. Mr. Mayer is an independent multimedia consultant to a number of corporations. From 1984 until 1992, Mr. Mayer was Chairman of the board of directors of Digital F/X, Incorporated, a manufacturer of video production equipment. Mr. Mayer was a founder of Atari Corporation in 1973, and served as a Division President of Warner Communications-Entertainment Software until 1985, when he left to start Take One Partners, Incorporated, the predecessor to Digital F/X.

Mr. Morgado has been a Director of the Company since February 1997. Mr. Morgado is Chairman of Maroley Media Group, a media entertainment investment company he established in 1995. From 1985 to 1995, he was the Chairman and Chief Executive Officer of the Warner Music Group, Inc. Mr. Morgado serves on the board of trustees of the New School for Social Research and is the Chairman of the board of governors of the Mannes College of Music. Mr. Morgado also is Chairman of the board of directors of World Communications, Inc., a position he has held since January 1997; he also has been a member of the board of directors of Nest Entertainment since January 1996.

The Board recommends that you vote FOR the election
of each nominee for Director.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board held nine meetings and acted three times by unanimous written consent during the Company's full fiscal year ended March 31, 2001. In such fiscal year, each incumbent Director attended all of the meetings of the Board and of each committee thereof of which he or she was a member, except that Ms. Isgur did not attend one meeting of the Board of Directors.

The Board has established an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

During the fiscal year ended March 31, 2001, the Audit Committee was composed of Ms. Isgur, Mr. Mayer and Mr. Brown. In July 2001, Mr. Brown resigned as a Director of the Company, and Mr. Henderson was elected to fill the vacancy in the Audit Committee created by Mr. Brown's resignation. The primary responsibilities of the Audit Committee are to recommend to the Board the independent public accountants to be engaged by the Company and to review the Company's general policies and procedures with respect to audits and accounting and financial controls, the scope and results of the auditing engagement and the independence of the Company's independent public accountants. The Audit Committee also reviews the terms of material related party transactions. No member of the Audit Committee is an employee of the Company. The Audit Committee met four times during the fiscal year ended March 31, 2001. See "Audit Committee Report".

During the fiscal year ended March 31, 2001, the Compensation Committee was composed of Ms. Isgur, Mr. Mayer and Mr. Morgado. The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy. The Compensation Committee also serves as the committee to administer the Company's 1991 Stock Option and Stock Award Plan, the 1998 Incentive Plan, the 1999 Incentive Plan and the Employee Stock Purchase Plan (collectively, the "Plans"). No member of the Compensation Committee is an employee of the Company. The Compensation Committee met twice during the fiscal year ended March 31, 2001. See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" and "Compensation Committee Report on Executive Compensation".

EXECUTIVE OFFICERS

None of the Executive Officers of the Company are related, and each holds office at the pleasure of the Board. As of June 27, 2001, the Executive Officers of the Company were as set forth below.

Executive Officers

Robert A. Kotick, has been a Director of the Company since 1991 and Chairman and Chief Executive Officer of the Company since February 1991. Biographical information regarding Mr. Kotick is set forth under "Nominees for Election as Directors".

Brian G. Kelly, has been a Director of the Company since 1995 and Co-Chairman of the Company since October 1998. Biographical information regarding Mr. Kelly is set forth under "Nominees for Election as Directors".

Ronald Doornink, 47, President and Chief Operating Officer since October 1998. Mr. Doornink joined Activision from ConAgra Foods, Inc. where, for three years, he served as President of the $700 million Hunt-Wesson snack food division. Prior to this, Mr. Doornink worked at the Procter & Gamble Company for 13 years, serving most recently as Managing Director, Global Strategic Planning for the Paper Sector. Mr. Doornink holds an MBA degree from Columbia University and an undergraduate degree in economics from the Hogere Economische School of Arnhem in The Netherlands.

William J. Chardavoyne, 49, Executive Vice President and Chief Financial Officer since January 2000. Mr. Chardavoyne has more than 26 years of financial and general management experience with such companies as Movietown.com, MTV Networks and Sony Pictures Entertainment/Columbia TriStar. Mr. Chardavoyne was also a principal at Ernst & Young where he began his career and worked for more than 10 years. He holds a B.B.A. degree in accounting from Hofstra University and is a certified public accountant.

Lawrence Goldberg, 42, has served as Executive Vice President, Worldwide Studios since October 2000. During the prior 7 years, Mr. Goldberg held various senior management positions at the Company including Chief Corporate Officer, Secretary and General Counsel. Prior to Activision, Mr. Goldberg was an attorney at Rosenfeld, Meyer and Susman from 1986 to 1994, serving as a partner from 1991 to 1994. From 1984 until 1986, Mr. Goldberg was an attorney at O'Melveny & Myers. Mr. Goldberg received his law degree from the University of California at Los Angeles and a B.S. degree in industrial and labor relations from Cornell University.

Daniel J. Hammett, 38, Executive Vice President of Activision and President of Activision Value since October 1998. Mr. Hammett joined Activision from Head Games Publishing (acquired by the Company in June 1998) where he served as President and CEO from its inception in 1994. From 1987 to 1994, he served in various executive management capacities with Lasersoft Corp, Caere Corp and Insight Marketing. Mr. Hammett attended California Polytechnic University, San Luis Obispo, California.

George L. Rose, 39, has served as Senior Vice President and General Counsel of Activision since April 2000. Mr. Rose joined Activision in July 1995 and has held various positions of responsibility within the Business and Legal Affairs Department. Prior to joining Activision, Mr. Rose was in private practice in Los Angeles since 1986 with Manatt, Phelps & Phillips, Christensen, Miller et al., Korbatov, Rose & Rubenstein and Katten, Muchin & Zavis. Mr. Rose received his law degree from Harvard Law School and completed his undergraduate education at the University of Michigan—Ann Arbor.

Michael J. Rowe, 40, Executive Vice President, Human Resources since August 1999. Mr. Rowe joined Activision from Disney Consumer Products where he served as Vice President, Human Resources—North America from January 1998 to July 1999, providing leadership to more than 50 human resource professionals. From 1987 to 1997, Mr. Rowe worked at Pepsico, Inc., where he served in various human resources leadership roles including as Vice President of the Taco Bell and Pepsi Cola divisions. Prior to this, Mr. Rowe was employed at General Motors' corporate headquarters. He holds a B.A. in economics from the University of Michigan and a Masters in industrial and labor relations from Cornell University.

Richard A. Steele, 45, Executive Vice President, International Distribution since June 1999. Previously, Mr. Steele served as Managing Director of the Company's European Distribution Operations from November 1997 until June 1999. From 1985 until November 1997, Mr. Steele was employed by CentreSoft (acquired by the Company in November 1997), most recently as Managing Director. Mr. Steele holds a B.A. degree in English and related literature from the University of York.

Kathy Vrabeck, 38, Executive Vice President, Global Publishing and Brand Management since September 2000. Ms. Vrabeck served as Executive Vice President, Global Brand Management from August 1999 to August 2000. Prior to joining Activision, Ms. Vrabeck was Senior Vice President/General Manager with ConAgra Foods, Inc. where she led a cross-functional business team responsible for $800 million in revenue. Before this, she served in various marketing and sales roles for the Pillsbury Company and also held positions at Quaker Oats Company and Eli Lilly & Company. Ms. Vrabeck received a B.A. from DePauw University and an MBA from Indiana University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 25, 2001, with respect to the beneficial ownership of the Company's common stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) each person who was a Director and each nominee for election as director; (iii) each Executive Officer named in the Summary Compensation Table below; and (iv) all Executive Officers and Directors as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by him, her or it.

	Shares Beneficially Owned

Beneficial Owner and Address	Number Owned	Right to Acquire (1)	Percent of Outstanding Shares (2)

Robert A. Kotick (3)	821,195	2,560,489	9.46%
Brian G. Kelly (4)	204,832	2,406,881	7.35%
BlackRock Financial Mgmt.	1,678,200	–	5.07%
100 Bellevue Parkway
Wilmington, DE 19809
Ronald Doornink	10,000	276,667	*
Lawrence Goldberg	1,677	28,036	*
Kathy Vrabeck	1,000	32,500	*
Steven T. Mayer, Director	215	–	*
Barbara S. Isgur, Director	–	59,667	*
Harold A. Brown, Director	–	59,001	*
Robert J. Morgado, Director	–	39,001	*
Kenneth L. Henderson	–	–	*
All Directors and Executive Officers as a Group (15 persons)	1,259,193	5,579,972	17.65%

*Percent of class less than 1%.

(1)
Shares that can be acquired within 60 days through the exercise of options or warrants.

(2)
Percent of outstanding shares with respect to BlackRock Financial Mgmt. was computed based on 33,132,526 shares of the Company's common stock outstanding as of June 25, 2001, which does not assume the exercise of any outstanding Director or employee warrants or options. Percent of outstanding shares with respect to Messrs. Kotick, Kelly, Doornink, Goldberg and Ms. Vrabeck, and all Directors and Executive Officers as a Group, was computed based on 33,132,526 shares of the Company's common stock outstanding as of June 25, 2001 and, in each such person's case, the number of shares of the Company's common stock issuable upon the exercise of the warrants or options exercisable within 60 days held by such individual or, in the case of all Directors and Executive Officers as a Group, the number of shares of the Company's common stock issuable upon the exercise of the warrants or options exercisable within 60 days held by all such individuals, but does not include the number of shares of common stock issuable upon the exercise of any other outstanding Director or employee warrants or options.

(3)
Includes 18,741 shares owned directly by Delmonte Investments, L.L.C., of which such individual is a controlling person. Does not include 40,689 options to purchase shares of common stock transferred by Mr. Kotick to an irrevocable trust for the benefit of his minor children with respect to which Mr. Kotick disclaims beneficial ownership. Includes options to purchase 33,997 shares of common stock held by 1011 Partners, LLC of which Mr. Kotick and his spouse are the sole members.

(4)
Includes 18,741 shares owned directly by Delmonte Investments, L.L.C., of which such individual is a controlling person. Does not include 7,032 shares transferred by Mr. Kelly to an irrevocable trust for the benefit of his minor children with respect to which Mr. Kelly disclaims beneficial ownership.

COMMON SHARE PRICE PERFORMANCE GRAPH

The graph below compares the Company's cumulative total stockholder return on its common stock for the period from March 31, 1996, through March 31, 2001, with the total cumulative return of the NASDAQ Market Index and JP Morgan H&Q Technology Index (previously named Hambrecht & Quist High Technology Index) over the same period.

The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's common stock.

The graph below shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

COMPENSATION OF DIRECTORS

Each Director who was not an employee of the Company was compensated at the rate of $10,000 per year for his or her regular services as a Director, with an additional $1,000 for each Board meeting attended in person, $750 for each Board meeting attended via conference telephone, $750 for each meeting of a committee of the Board of which such Director is a member attended in person and $500 for each meeting of a committee of the Board of which such Director is a member attended via conference telephone.

COMPENSATION OF EXECUTIVES

The following table sets forth certain information with respect to the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended March 31, 2001, 2000 and 1999, of those persons who were at March 31, 2001 (i) the Chief Executive Officer of the Company, (ii) the Company's four other most highly compensated Executive Officers whose salary and bonus exceeded $100,000, or (iii) individuals who would have been one of the four most highly compensated Executive Officers but for the fact such individuals were not serving as Executive Officers of the Company at March 31, 2001 (collectively, the "Named Executives").

Summary Compensation Table

						Long-Term Compensation
		Annual Compensation
						Securities Underlying Options (#)(8)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Compensation ($)

Robert A. Kotick	2001	$424,200	–	$765	(4)	1,145,898
Chairman, Chief Executive	2000	350,000	–	405	(4)	184,004
Officer and Director	1999	273,300	–	500	(4)	1,309,509
Brian G. Kelly	2001	$424,200	–	$525	(4)	1,145,898
Co-Chairman and Director	2000	350,000	–	525	(4)	184,004
	1999	273,300	–	3,950	(5)	1,309,509
Ronald Doornink(1)	2001	$343,500	–	$42,322	(2)	227,371
President and Chief Operating	2000	315,000	–	50,504	(6)	367,854
Officer	1999	116,700		20,833	(7)	231,706
Lawrence Goldberg	2001	$283,700	–	$536	(4)	234,820
Executive Vice President,	2000	220,000	–	487	(4)	106,016
Worldwide Studios	1999	197,700	–	522	(4)	72,838
Kathy Vrabeck (1)	2001	$260,800	–	$2,308	(3)	146,985
Executive Vice President, Global Publishing and Brand Management	2000	142,100	–	406	(4)	101,366

(1)
Mr. Doornink commenced employment with the Company in October 1998, and Ms. Vrabeck commenced employment with the Company in August 1999.

(2)
Represents the Company's contribution of $655 to the Executive Officer's 401(k) plan and $41,667 scheduled forgiveness of indebtedness with respect to a loan made by the Company to the Executive Officer.

(3)
Represents the Company's contribution of $639 to the Executive Officer's 401(k) plan and a discount of $1,669 recognized on the purchase of common stock pursuant to the Company's Employee Stock Purchase Plan.

(4)
Represents the Company's contribution to the Executive Officer's 401(k) plan.

(5)
Represents the Company's contribution of $500 to the Executive Officer's 401(k) plan and a discount of $3,450 recognized on the purchase of common stock pursuant to the Company's Employee Stock Purchase Plan.

(6)
Represents the Company's contribution of $500 to the Executive Officer's 401(k) plan and $50,004 scheduled forgiveness of indebtedness with respect to a loan made by the Company to the Executive Officer.

(7)
Represents scheduled forgiveness of indebtedness with respect to a loan made upon commencement of employment.

(8)
Includes options to purchase common stock granted in lieu of cash bonuses ("Bonus Options"). Bonus Options are included in the Summary Compensation Table in the fiscal year in which they are earned versus the fiscal year in which they are granted. Bonus Options are typically granted in the fiscal year following the fiscal year in which they are earned.

The following table sets forth information regarding individual grants of options to purchase the Company's common stock during the Company's 2001 fiscal year to each of the Named Executives. With the exception of certain grants made to Mr. Kotick and Mr. Kelly, all such grants were made pursuant to the Plans. In accordance with the rules of the Securities and Exchange Commission ("SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective ten year option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's common stock. The hypothetical gains shown in this table are not intended to forecast possible future appreciation, if any, of the stock price.

Option Grants in Last Fiscal Year

						Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term of 10 Years(10)
	Individual Grants
						5%		10%
			% of Total Options Granted to Employees In Fiscal Year(1)
Name	Securities Underlying Options (#)			Exercise Or Base Price ($/Share)	Expiration Date	Price Per Share	Aggregate Value	Price Per Share	Aggregate Value

Robert A. Kotick	1,000,000	(2)	14.78%	$6.13	05/22/10	$9.99	$3,860,000	$15.90	$9,770,000
	184,004	(3)	2.72%	$6.00	04/18/10	$9.77	$693,695	$15.56	$1,759,078
Brian G. Kelly	1,000,000	(2)	14.78%	$6.13	05/22/10	$9.99	$3,860,000	$15.90	$9,770,000
	184,004	(3)	2.72%	$6.00	04/18/10	$9.77	$693,695	$15.56	$1,759,078
Ronald Doornink	67,854	(3)	1.02%	$6.00	04/18/10	$9.77	$255,810	$15.56	$648,684
	100,000	(4)	1.48%	$8.50	08/01/10	$13.85	$535,000	$22.05	$1,355,000
	75,000	(5)	1.12%	$6.00	04/18/10	$9.77	$282,750	$15.56	$717,000
Lawrence Goldberg	31,016	(3)	0.46%	$6.00	04/18/10	$9.77	$116,930	$15.56	$296,513
	75,000	(6)	1.12%	$13.63	01/02/11	$22.20	$642,750	$35.35	$1,629,000
	125,000	(7)	1.85%	$6.00	04/18/10	$9.77	$471,250	$15.56	$1,195,000
Kathy Vrabeck	26,366	(3)	0.39%	$6.00	04/18/10	$9.77	$99,400	$15.56	$252,059
	75,000	(8)	1.12%	$8.63	08/03/10	$14.06	$407,250	$22.38	$1,031,250
	37,500	(9)	0.55%	$6.00	04/18/10	$9.77	$141,375	$15.56	$358,500

(1)
Options to purchase an aggregate of approximately 6,767,000 shares of common stock were granted during the fiscal year ended March 31, 2001, and options to purchase approximately 11,944,000 shares of the common stock were outstanding as of March 31, 2001. No stock appreciation rights were granted to any of the Named Executives during the last fiscal year.

(2)
Stock options were granted at an exercise price greater than the low bid price of the Company's common stock on May 22, 2000. Of the options granted, 250,000 vested immediately and the remaining 750,000 vest on a pro rata monthly basis over a three year period beginning from the date of grant.

(3)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on April 18, 2000 and vest in full on the earlier of (a) the date the Company's common stock has a closing price of $9.50 on NASDAQ for five consecutive business days occurring prior to March 31, 2001, or (b) April 18, 2004.

(4)
Stock options were granted at an exercise price greater than the low bid price of the Company's common stock on August 1, 2000. Of the options granted, 50,000 vested February 14, 2001 and the remaining 50,000 vest August 1, 2005, subject to accelerated vesting if certain performance criteria are met.

(5)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on April 18, 2000 and vest ratably in four equal installments of 25% over a two year period beginning six months after the date of grant.

(6)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on January 2, 2001. Of the options granted, 20% vested six months from the date of grant with subsequent vesting installments of 10% every six months for a three year period and a final vesting increment of 20% on the fourth anniversary of the date of grant.

(7)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on April 18, 2000. Of the options granted, 25% vested immediately upon grant. The remaining options vest ratably in three equal installments beginning on the first anniversary date after the date of grant.

(8)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on August 3, 2000. Of the options granted, 20% vested six months from the date of grant with subsequent vesting installments of 10% every six months for a three year period and a final vesting increment of 20% on the fourth anniversary of the date of grant.

(9)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on April 18, 2000 and vest ratably in four equal installments of 25% over a two year period beginning six months after the date of grant.

(10)
Based on 27,282,476 shares of common stock outstanding as of March 31, 2001 and the low bid price as of such date of $23.86 per share, holders of common stock as of such date would realize hypothetical gains over the ten year period comparable to the option terms reflected in the above table of $409,509,965, assuming a 5% annualized stock appreciation rate, and $1,037,552,562, assuming a 10% annualized stock appreciation rate.

The following table sets forth information concerning the exercise of stock options during fiscal year 2001 by each of the Named Executives and the number and value at the fiscal year ended March 31, 2001 of unexercised options held by said individuals.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End(2)
	Number of Shares Acquired on Exercise
		Value Realized(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Robert A. Kotick	150,000	$2,489,933	2,763,926	541,667	$38,037,052	$9,851,569
Brian G. Kelly	300,000	$5,327,950	2,656,818	541,667	$39,617,075	$9,851,569
Ronald Doornink	86,604	$1,456,018	390,040	297,916	$5,518,021	$4,464,823
Lawrence Goldberg	141,000	$1,296,194	75,016	233,666	$1,207,627	$3,074,571
Kathy Vrabeck	68,241	$639,786	7,500	138,125	$117,656	$2,059,414

(1)
Market value on the date of exercise, less option exercise price.

(2)
Based on the fair market value of the Company's common stock at the close of business on March 31, 2001 of $24.31, less the exercise price of the options.

EMPLOYMENT AGREEMENTS

On January 12, 1999, the Company entered into employment agreements with Robert A. Kotick and Brian G. Kelly, providing for their employment as Chairman and Chief Executive Officer, and as Co-Chairman, respectively, of the Company. On May 22, 2000, these agreements were amended and restated. The contracts are identical in all material respects. The employment agreements, as amended, terminate on April 1, 2006.

The amended employment agreements provide that each executive is entitled to an annual base salary of $450,000 for the fiscal year ending March 31, 2001. Thereafter, on April 1 of each fiscal year of their employment period beginning on April 1, 2001, each executive's annual base salary shall be automatically increased to an amount equal to one hundred ten percent (110%) of his annual salary for the prior fiscal year, which may be further increased at the Board's discretion based upon a performance appraisal and salary review. Each executive also is entitled to receive an annual bonus, for each fiscal year, based upon the Company achieving financial and business objectives to be mutually agreed upon by the executives and the Board prior to the beginning of the fiscal year. Each executive may receive additional performance bonuses in the discretion of the Board.

Pursuant to the employment agreements, on May 22, 2000, the Company granted to each of Messrs. Kotick and Kelly options to purchase up to an aggregate of 1,000,000 shares of the Company's common stock at a purchase price of $6.125 per share, which was greater than the low bid price of the Company's common stock on the date of grant. Each of the options expires on May 22, 2010, unless earlier terminated. The options vested as to 250,000 shares on May 22, 2000 and the remaining 750,000 shares began to vest, pro rata on a monthly basis, on June 22, 2000 and thereafter on the 22nd day of each month for a period of three years through May 22, 2003, subject to earlier vesting as described below. In addition, as a result of a "change of control" as defined in the employment agreements in effect prior to the amendment, all the executives' then outstanding options became fully vested and exercisable on April 18, 2000. In connection with the amendment, the executives waived all other provisions of their employment agreements that would have been applicable due to the change of control, and the definition of change of control was modified in certain respects.

Under the terms of the employment agreements, the Company is required to continue to maintain a renewable term life insurance policy or policies for a period of ten years covering each of the lives of Messrs. Kotick and Kelly in an amount equal to $3,000,000, naming each executive's estate or any other designee of each executive as beneficiary of such policy or policies.

In the event an executive dies during the term of his employment agreement, the Company will pay to such executive's estate a death benefit in an amount equal to his then annual salary through the date of death; any unpaid annual bonus and performance bonus for any prior fiscal year; his pro rata portion of the annual bonus for the fiscal year in which the date of death occurs; and an amount equal to 300% of his annual salary for the fiscal year ended immediately prior to his date of death. If an executive resigns or is terminated for "cause" (as defined in the employment agreements), he is entitled to receive an amount equal to his then annual salary through the date of termination and any unpaid annual bonus and performance bonus for any prior fiscal year. In the event an executive's employment is terminated by him for "good reason" (as defined in the employment agreements) or by the Company without cause, the executive is entitled to receive an amount equal to his then annual salary through the date of termination; any unpaid annual bonus and performance bonus for any prior fiscal year; his pro rata portion of the annual bonus and performance bonus for the fiscal year in which the date of termination occurs; an amount equal to the greater of (A) the dollar amount equal to the annual salary, annual bonus and performance bonus paid or payable to the executive under his employment agreement for the Company's most recent fiscal year immediately prior to his termination multiplied by three, and (B) the dollar amount equal to the annual salary payable to the executive for the remaining term of the agreement had his employment not been terminated, and the dollar amount equal to the annual bonus and performance bonus payable to the executive for the remaining term of the agreement had his employment not been terminated, which will be deemed equal to, for each fiscal year, the product of (1) the annual salary that would have been in effect during each such fiscal year and (2) a fraction, the numerator of which is the total of the annual bonus and performance bonus that was paid to the executive for the two fiscal years preceding executive's termination, and the denominator of which is the annual salary that was paid to the executive for the two fiscal years preceding executive's termination (the "Amount Payable"); medical benefits for the executive and his spouse and minor children, if any, for the longer of two years or the remaining term of the agreement had executive's employment not been terminated (the "Continued Medical Benefit"); and all outstanding loans extended by the Company to the executive will be forgiven. In addition, in the event an executive's employment is terminated due to death or disability or terminated for good reason by him or without cause by the Company, then all options to purchase Company common stock then held by him shall immediately vest and become exercisable until the later of the fifth anniversary of the date of such termination or May 22, 2010. The post-termination compensation described in this paragraph is collectively referred to herein as "Termination Compensation."

In the event of termination of an executive's employment other than upon death, "disability" (as defined in the employment agreements), or termination for cause, and other than termination by an executive upon "resignation" (as defined in the employment agreements) (other than a resignation following a "Change of Control", as defined in the employment agreements), the Company and the executive will enter into a consulting agreement pursuant to which the Company will retain the executive for a four year period. The consulting agreement will provide for, among other things, payment of fees to the executive in an amount equal to 80% of the executive's annual salary the year preceding his termination; that executive will continue to receive certain medical, vacation, expense and office and support staff benefits described in the employment agreements; that executive will not be restricted from engaging (including as an officer, director, shareholder, owner, partner, joint venturer, member or in a managerial capacity, or as an employee, independent contractor, consultant, advisor or sales representative) in activities that the executive deems appropriate to engage in during the term of the consulting agreement, provided that these activities are not directly competitive with the activities of the Company; and that executive will not be required to provide services under the consulting agreement in excess of 20 hours per month and these services will be provided at times and places as would be mutually determined by the Company and the executive.

If Mr. Kotick or Mr. Kelly is an employee of the Company at the moment immediately prior to a Change of Control, the Company is required to pay the executive additional compensation ("Change of Control Compensation") in the form of cash equal to, on the date of a Change of Control and with respect to all options to acquire shares of Company common stock granted to him prior to the date of the Change of Control (the "Outstanding Options"), the product of (A) the number of shares of Company common stock underlying each of the Outstanding Options and (B) the amount, if any, that the exercise price of any Outstanding Options or the "Closing Share Value", whichever is less, exceeds the "Initial Share Value" (each as defined in the employment agreements). In the event that the Closing Share Value is greater than the exercise price of any such Outstanding Options, then the executives shall have the right to either (x) retain the Outstanding Options, (y) exercise the Outstanding Options, or (z) forfeit the Outstanding Options and receive, in exchange therefor, cash equal to the number of shares of Company common stock underlying the Outstanding Options multiplied by the amount that the Closing Share Value exceeds the exercise price of the Outstanding Options. Upon a Change of Control, all Outstanding Options then held by each of the executives shall immediately vest and become exercisable for a period of ten years following the date of the Change of Control, without regard to the executive's continued employment with the Company and without regard to the terms of any option agreement or option certificate applicable to any Outstanding Options. In addition, upon a Change of Control, the exercise price of all of the Outstanding Options will be adjusted to equal the lower of the weighted average exercise price of all of the Outstanding Options held by Mr. Kotick or Mr. Kelly, which were granted immediately prior to the date of the Change of Control (the "Weighted Average EP"), provided, however, that any Outstanding Options with an exercise price of less than the Weighted Average EP at the time of this adjustment will not be adjusted and will continue to have the exercise price that was then in effect for the Outstanding Options. All payments payable to the executives relating to the Outstanding Options will be computed based on the exercise price as adjusted. In addition to the payments and exercise price adjustments, all Outstanding Options, to the extent not vested at that time, will become fully vested and exercisable.

In the event an executive resigns during the six month period following the three month anniversary of the Change of Control, he is entitled to receive an amount equal to his pro rata portion of the annual bonus and performance bonus for the fiscal year in which the Change of Control occurs, computed through the date of termination; an amount equal to the greater of (A) the dollar amount equal to the annual salary, annual bonus and performance bonus paid or payable to the executive under his employment agreement for the Company's most recent fiscal year immediately prior to his termination multiplied by three, and (B) the Amount Payable; the Continued Medical Benefit; and all outstanding loans extended by the Company to the executive will be forgiven. In addition, if in the opinion of the respective executive's tax counsel he has or will receive any compensation or recognize any income which constitutes an "excess parachute payment" under the Internal Revenue Code of 1986, as amended, then the Company is required to pay him an additional amount equal to the sum of all taxes payable by him in connection with such excess parachute payment as well as taxes payable by him in connection with such additional amount.

In the event an executive receives a benefit, whether under his employment agreement or otherwise (including adjustments to the executive's Outstanding Options), other than a benefit that the Compensation Committee of the Board or the Board determines not to be a benefit for purposes of the employment agreement, that the other executive does not receive, the Company will provide the other executive a cash payment equal to the value of the benefit received by the executive less the value, if any, received by the other executive.

The executives' employment agreements also contain a two (2) year "non-compete" and "non-solicitation" clause. This clause does not apply in the event that the Company fails to pay the executive his Termination Compensation or his Change of Control Compensation or otherwise fails to comply with its obligations under the employment agreements during the two year non-competition and non-solicitation period.

On October 19, 1998, the Company entered into an employment agreement with Ronald Doornink providing for his employment as President and Chief Operating Officer of the Company, which agreement was amended by the Company and Mr. Doornink on April 30, 1999. Pursuant to the amended employment agreement, the Company exercised its option to extend the term of Mr. Doornink's employment for an additional successive two year period terminating on March 31, 2003. Under the amended agreement, Mr. Doornink was entitled to an annual base salary of $346,500 for the fiscal year ended March 31, 2001 and will be paid an annual base salary of $381,500 for the fiscal year ending March 31, 2002 and $419,265 for the fiscal year ending March 31, 2003. The foregoing base salaries may be increased based upon a performance appraisal and salary review by the Company.

Mr. Doornink is also entitled to receive an annual bonus for each fiscal year during which he is employed under such amended agreement based on the Company achieving specified financial and business objectives.

Pursuant to Mr. Doornink's original employment agreement, the Company granted to Mr. Doornink options to purchase up to an aggregate of 200,000 shares of the Company's common stock at a purchase price of $10.31 per share, which was equal to the low bid price of the Company's common stock on the date of grant. The options terminate on October 26, 2008, unless earlier terminated. Under the amended employment agreement, the vesting schedule for such options was modified so that 25,000 of such options were immediately vested, 83,334 of such options vested on October 27, 1999, 58,333 of such options vested on October 27, 2000 and the remaining 33,333 of such options will vest on October 27, 2001. Under the amended employment agreement, the Company also granted to Mr. Doornink options to purchase up to an aggregate of 250,000 shares of the Company's common stock at a purchase price of $10.56 per share, which was greater than the low bid price of the Company's common stock on the date of grant. The options terminate on April 30, 2009, unless earlier terminated. 125,000 of the options vested in two equal annual installments on March 31, 2000 and March 31, 2001, respectively, and the remaining 125,000 options are scheduled to vest in two equal annual installments on March 31, 2002 and March 31, 2003, respectively.

If Mr. Doornink's employment with the Company is terminated without cause (as such term is defined under California law), then Mr. Doornink is entitled to receive "continuation payments" at a rate equal to his annual base salary in effect at the time of termination for a period of time expiring on the earlier of the date upon which Mr. Doornink accepts employment with another employer and the first anniversary of the termination date. In such event, Mr. Doornink also is entitled to receive a pro rata portion of the annual performance bonus for the fiscal year during which the termination occurs. If there is a "Change of Control" (as defined in the employment agreement) and Mr. Doornink is an employee at the time of the Change of Control, then all of the stock options granted to Mr. Doornink pursuant to his employment agreement that have not yet vested as of the date of the Change of Control shall immediately vest on such date.

Effective as of January 1, 2001, the Company entered into an employment agreement with Lawrence Goldberg providing for his employment as Executive Vice President, World Wide Studios of the Company. Mr. Goldberg's employment term under such agreement terminates on March 31, 2004. Under the agreement, Mr. Goldberg was entitled to an annual base salary of $287,500 from the effective date of the agreement to March 31, 2001 and is entitled to an annual base salary of $330,000, $365,000 and $400,000 for the fiscal years ending March 31, 2002, 2003 and 2004, respectively. The foregoing annual base salaries may be increased based upon performance appraisal and salary review by the Company. Mr. Goldberg is also entitled to receive an annual bonus for each fiscal year during which he is employed under such agreement based upon, among other things, the Company achieving corporate earning and operating margin goals.

Pursuant to the employment agreement, the Company granted Mr. Goldberg options to purchase up to an aggregate of 75,000 shares of the Company's common stock at a purchase price of $13.625 per share, which was equal to the low bid price of the Company's common stock on the date of grant. The options terminate on January 2, 2011, unless earlier terminated. 15,000 of such options vested on July 1, 2001 and the remaining options are scheduled to vest as to 7,500 options on each of January 1, 2002, July 1, 2002, January 1, 2003, July 1, 2003, January 1, 2004 and July 1, 2004, and as to 15,000 options on January 1, 2005. Mr. Goldberg was also granted pursuant to the employment agreement an additional 20,000 options at a purchase price of $20.875 per share, which was equal to the low bid price of the Company's common stock on the date of grant, on or about April 1, 2001. These options are scheduled to vest in four equal installments on each six month anniversary of the date of grant. In the event of a Change of Control (as defined in each of the stock option certificates), all of the options granted to Mr. Goldberg pursuant to his employment agreement that have not yet vested as of the date of any Change of Control shall immediately vest as of such date.

Effective as of April 1, 2001, the Company entered into an employment agreement with Kathy Vrabeck providing for her employment as Executive Vice President, Global Publishing and Brand Management of the Company. Ms. Vrabeck's employment term under such agreement terminates on March 31, 2004. Under the agreement, Ms. Vrabeck is entitled to an annual base salary of $330,000, $365,000 and $400,000 for the fiscal years ending March 31, 2002, 2003 and 2004, respectively. The foregoing annual base salaries may be increased based upon performance appraisal and salary review. Ms. Vrabeck is also entitled to receive an annual bonus for each fiscal year during which she is employed under the employment agreement based upon, among other things, the Company achieving specified corporate and divisional sales and profitability levels.

Pursuant to the employment agreement, Ms. Vrabeck is eligible to receive annual stock options under the Company's stock option plans, at the discretion of the Board of Directors.

INDEBTEDNESS OF MANAGEMENT

In July 1998, the Company provided a loan to each of Mr. Kotick and Mr. Kelly in the amount of $249,750. Each of such loans had a maturity date of April 1, 1999. In June 1999, the Company extended the maturity date of each such loan until April 1, 2000 and provided an additional loan to each of Mr. Kotick and Mr. Kelly in the amount of $196,500. Each of such additional loans had a maturity date of April 1, 2000. In June 2000, the Company extended the maturity date of each of the loans described above until April 1, 2001 and provided an additional loan to each of Mr. Kotick and Mr. Kelly in the amount of $593,250. Such additional loans also have a maturity date of April 1, 2001. In July 2001, the Company extended the maturity date of each of the loans described above until April 1, 2002. The aggregate amount of indebtedness currently owed to the Company by each of Mr. Kotick and Mr. Kelly is $1,039,500.

In July 1999, the Company provided a loan to Mr. Doornink in the amount of $102,781. Such loan had a maturity date of April 1, 2000. In June 2000, the Company extended the maturity date of such loan until April 1, 2001 and provided an additional loan to Mr. Doornink in the amount of $218,768. Such additional loan also had a maturity date of April 1, 2001. Both loans have been repaid in full by Mr. Doornink. Accordingly there are no amounts currently owed to the Company by Mr. Doornink.

In June 2000, the Company provided Mr. Goldberg with a loan in the amount of $100,000. Such loan had a maturity date of April 1, 2001. In July 2000, the Company provided Mr. Goldberg with an additional loan in the amount of $100,000. Such loan had a maturity date of March 31, 2003. In May 2001, the Company provided Mr. Goldberg with an additional loan in the amount of $179,400. Such loan had a maturity date of April 1, 2002. All such loans have been repaid in full by Mr. Goldberg. Accordingly, there are no amounts currently owed to the Company by Mr. Goldberg.

In June 2000, the Company provided a loan to Kathy P. Vrabeck in the amount of $85,008. Such loan had a maturity date of April 1, 2001 and has been repaid by Ms. Vrabeck. In May 2001, the Company provided an additional loan to Ms. Vrabeck in the amount of $177,675. Such loan has a maturity date of April 1, 2002. The aggregate amount of indebtedness currently owed to the Company by Ms. Vrabeck is $87,675.

All of the loans described above bear interest at the rate of 6.75% per annum and are evidenced by promissory notes. The loans made to the Executive Officers also provide for accelerated repayment under certain circumstances where such Executive Officer is no longer employed by the Company through the stated maturity date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The members of the Company's Compensation Committee for fiscal 2001 were Barbara Isgur, Steven Mayer and Robert Morgado. All members are non-employee Directors of the Company and none have any direct or indirect material interest in or relationship with the Company outside of his or her position as a Director. To the Company's knowledge, there were no other interrelationships involving members of the Compensation Committee or other Directors of the Company requiring disclosure.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

In addition to administering the Company's stock option and incentive plans, the Compensation Committee is responsible for conducting annual reviews of the compensation package provided to the Company's Chief Executive Officer and Co-Chairmen and all other Executive Officers of the Company, as well as the general compensation policies of the Company. Such annual review includes a comparison of the Company's executive compensation, corporate performance, growth, share appreciation and total return to the Stockholders with that of similar companies, and a comparison of actual performance with internal targets and plans. In addition, the Compensation will generally take into account and give substantial weight to the recommendations from the Co-Chairmen relating to compensation to be paid to Executive Officers other than themselves. The Compensation Committee's objective is to provide compensation that is fair and equitable to both the employee and the Company and that provides appropriate incentives to the employee. The Compensation Committee will consider the employee's overall responsibilities, professional qualifications, business experience, job performance, technical expertise and their resultant combined value to the Company's long-term performance and growth.

The Company's Executive Officer compensation program, administered by the Compensation Committee of the Board of Directors, is based upon the following guiding principles:

  1.
  Competitive pay and benefits that allow the Company to attract and retain people with the skills critical to the long-term success of the Company.

  2.
  Motivate and reward individual and team performance in attaining Company-wide and business unit objectives and maximizing Stockholder value.

  3.
  Emphasize the granting of equity-based awards in order to align the interests of Executive Officers with the interests of Stockholders, and to emphasize the granting of cash compensation beyond base salary based on achievement of specified goals and objectives set out in the annual plans.

The key elements of the Company's executive compensation package consist of base salary, annual bonus and stock options. The Company's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee also considers and will continue to review the full compensation package provided by the Company to the individual, including severance, pension, insurance and other benefits.

Base Salaries.  An Executive Officer's base salary is determined by evaluating the responsibilities of the position held, the individual's experience and the competitive marketplace for executive talent. The base salary, taken in the context of the executive's entire compensation package, is intended to be competitive with base salaries paid to Executive Officers with comparable qualifications, experience and responsibilities at other similar companies.

Annual Bonuses.  In addition to a base salary, each Executive Officer is eligible for an annual cash bonus. The Compensation Committee will, in determining the amount of annual cash bonus potential, if any, to be paid to Executive Officers, review the performance of the Company, including internal operating goals and, if appropriate, the performance of the Company's common stock during the fiscal year then ended, and non-financial performance measures such as the respective executive's personal performance, effort and role in promoting the long-term growth of the Company, as well as such other matters as the Compensation Committee may deem appropriate. Financial factors may include, among other things, revenue growth and profitability of the Company and its individual business units. The Compensation Committee will consider the grant of restricted stock, stock options or other forms of equity-based incentives in lieu of or in addition to cash bonuses. For the fiscal years ended March 31, 1999, March 31, 2000 and March 31, 2001, the Company has granted annual bonuses in the form of stock options with an associated loan to the Executive Officer. The loans are payable or forgiven based on the performance of the Company's common stock price relative to the exercise price of the options over a period of time. Through this mechanism, the Executive Officers receive the immediate benefit of a cash disbursement, but bonus compensation is primarily in the form of a long term incentive provided through a stock option award.

Stock Options.  The purpose of long-term awards, currently in the form of stock options, is to align the interests of the Executive Officers with the interests of the Stockholders. Additionally, long-term awards offer Executive Officers an incentive for the achievement of superior performance over time and foster the retention of key management personnel. The Compensation Committee favors the granting of equity-based awards over cash compensation for such reasons and also believes that the granting of stock options and restricted stock better motivates Executive Officers to exert their best efforts on behalf of the Company and the Stockholders. In determining annual stock option grants, the Compensation Committee bases its decision on the individual's performance and potential to improve Stockholder value. Most frequently, options granted to executive officers have exercise prices equal to or higher than the fair market value of the common stock at the date of the option grant.

Compensation of Chief Executive Officer and Co-Chairmen.  The base salary paid to Messrs. Kotick and Kelly, the Company's Co-Chairmen, in the fiscal year ended March 31, 2001, was fixed pursuant to their employment agreements summarized under "Employment Agreements." As noted under that heading, Messrs. Kotick and Kelly are compensation at the same level. Also pursuant to their employment agreements, at the beginning of fiscal year 2001, Messrs. Kotick and Kelly, and the Compensation Committee, established certain statistical and other performance objectives, including objectives relating to earnings per share, capital related activities and other strategic objectives, to serve as the basis for a performance bonus to be determined and awarded after the end of the fiscal year. For fiscal 2001 the Compensation Committee determined that Messrs. Kotick and Kelly had achieved the established earnings per share goals such that they qualified for a bonus of 100% of base salary, and achieved the other performance objectives so that they were eligible for a bonus of 78.32% of base salary. These bonuses were paid in the form of a grant of options to each of Mr. Kotick and Mr. Kelly to purchase an aggregate of 145,898 shares of the Company's common stock at an exercise price equal to the fair market value of the underlying stock at the time of grant of $20.875 per share.

                        COMPENSATION COMMITTEE

                        Barbara S. Isgur
                        Steve Mayer
                        Robert Morgado

AUDIT COMMITTEE REPORT

The Audit Committee consists of three members of the Company's Board of Directors, each of whom is "independent" as defined under the listing standards of NASDAQ. The Audit Committee operates under a written charter adopted by the Board on June 12, 2000, and amended by the Board on July 11, 2001, a copy of which is attached to this Proxy Statement as Appendix I.

The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee's primary responsibilities are to: (1) monitor the Company's financial reporting process and internal control system; (2) monitor the independence of the independent auditors and performance of the Company's independent auditors, internal auditing staff (if any) and financial and accounting personnel; (3) review the Company's compliance policies and programs, including ethical and legal compliance; and (4) facilitate and maintain an open avenue of communication among the Board, financial and senior management, the internal auditing staff (if any) and the independent auditors.

KPMG LLP ("KPMG") were the Company's independent auditors for the fiscal year ended March 31, 2000. In the fourth quarter of fiscal 2001, the Company replaced KPMG as its independent auditors and engaged PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), who audited the Company's financial statements for the fiscal year ended March 31, 2001. The Audit Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement and each Quarterly Report on Form 10-Q with the Company's management and with KPMG. The Audit Committee reviewed and discussed the audited financial statements for 2001 with the Company's management and with PricewaterhouseCoopers and discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers the independence of such independent auditors.

FISCAL 2001 AUDIT FIRM FEE SUMMARY

During fiscal 2001, the Company retained PricewaterhouseCoopers to provide services in the following categories and amounts (amounts include out-of-pocket expenses incurred by PricewaterhouseCoopers in connection with providing such services and billed to the Company):

Audit Fees	$300,000
Financial Information Systems Design and Implementation Fees	–
All Other Fees*	350,000

Total	$650,000

* Primarily includes fees for year end tax services and tax consulting projects.

The Audit Committee has considered whether PricewaterhouseCoopers' provision of non-audit services is compatible with maintaining the independent auditors' independence and has concluded that it is.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the SEC.

                        AUDIT COMMITTEE

                        Barbara S. Isgur
                        Steven T. Mayer
                        Harold A. Brown

PROPOSAL 2

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE AUTHORIZED SHARES

The stockholders are being asked to approve a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate"), to increase the number of authorized shares of Common Stock from 50,000,000 to 125,000,000. The Board on July 11, 2001 adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting. The Board determined that the amendment is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders. If the proposed amendment is approved by the stockholders, the Board currently intends to file a Certificate of Amendment to the Certificate reflecting such amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval.

The Certificate currently authorizes the issuance of up to 50,000,000 shares of Common Stock, 4,500,000 shares of Preferred Stock and 500,000 shares of Series A Junior Preferred Stock. No shares of Preferred Stock or Series A Junior Preferred Stock are issued and outstanding. Of the 50,000,000 shares of Common Stock authorized, as of the close of business on June 27, 2001, there were 33,248,956 shares issued and outstanding. In addition, the Company has reserved up to approximately 50,000 shares of Common Stock for issuance upon the exercise of outstanding warrants as of June 27, 2001, 242,650 shares of Common Stock for issuance pursuant to the Company's employee stock purchase plan, 8,839,362 shares of Common Stock for issuance pursuant to the Company's current incentive compensation plans or as otherwise granted to employees and directors and 1,500,000 shares of Common Stock for issuance pursuant to the Company's 2001 Incentive Plan, provided that the 2001 Incentive Plan is approved at the Annual Meeting.

The purpose of the increase in the number of authorized shares of Common Stock is to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to employees, payments of stock dividends, stock splits or other recapitalizations. The Company's management is currently contemplating the payment of a stock dividend or a stock split, neither of which can be implemented without approval at the Annual Meeting of the proposed amendment to increase the number of authorized shares of Common Stock. Additionally, the Company's management is currently contemplating a public offering of its Common Stock. The net proceeds from such sale of the Common Stock would be used for general corporate purposes. The Company considers from time to time acquisitions, equity financings, strategic relationships and other transactions as market conditions or other opportunities arise. Other than the potential payment of a stock dividend or a stock split and a potential equity financing, the Company's management has no present arrangements, agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized by the amendment.

If the stockholders approve the proposed amendment, the Board of Directors of the Company may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any national securities exchange on which shares of Common Stock of the Company may then be listed. Under the Company's Certificate, the Company's stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of Common Stock. In addition, if the Board elects to issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders.

In addition, the increase in the number of authorized shares of Common Stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors of the Company. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

If approved, the amendment would amend and restate Article Fourth of the Certificate as follows:

  "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 130,000,000 shares, consisting of (i) 4,500,000 shares of Preferred Stock, par value $.000001 per share ("Preferred Stock"), (ii) 500,000 shares of Series A Junior Preferred Stock, par value $.000001 per share ("Series A Preferred Stock"), and (iii) 125,000,000 shares of Common Stock, par value $.000001 per share ("Common Stock")."

The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the proposed Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation, as amended.

The Board recommends that you vote FOR the proposed Amendment to the Amended and Restated Certificate of Incorporation, as amended.

PROPOSAL 3

APPROVAL OF COMPANY'S 2001 INCENTIVE PLAN

GENERAL

The 2001 Incentive Plan (the "2001 Plan") was adopted by the Board of Directors on July 11, 2001. Accordingly, the 2001 Plan became effective on such date. However, approval by the stockholders of the 2001 Plan is required in order to enable the grant of "Incentive Options" (as defined below) and to comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (pertaining to limitations on the deductibility of certain amounts of compensation). The purpose of the 2001 Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and other key employees of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the ownership of shares of the Company's Common Stock.

The 2001 Plan authorizes the granting of incentive awards through grants of share options ("Options"), including corresponding share appreciation rights ("SARs") and reload options, deferred share awards, performance-based awards, share purchase awards and restricted share awards (Options, SARs, reload options, deferred share awards, performance-based awards, share purchase awards and restricted share awards are collectively referred to herein as "Awards"). Awards under the 2001 Plan may be granted in combination with other awards.

The following summary of the principal terms and provisions of the 2001 Plan is qualified in its entirety by reference to the full text of the 2001 Plan, which is attached as Appendix II to this Proxy Statement.

SHARES SUBJECT TO THE PLAN

The maximum number of shares of Common Stock that may be the subject of Awards under the 2001 Plan is 1,500,000 (the "Shares"). No employee participating in the 2001 Plan may receive Awards with respect to more than 500,000 Shares in any given year. Shares covered by any unexercised portions of terminated Options, Shares forfeited by participants and Shares subject to any Awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto may again be subject to certain new Awards under the 2001 Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the 2001 Plan. Shares subject to Options, or portions of Options, with respect to which SARs are exercised, are not again available for the grant of Awards under the 2001 Plan. The Shares to be issued or delivered under the 2001 Plan are authorized and unissued shares, issued Shares that have been reacquired by the Company, or a combination thereof. As of July 11, 2001, the Company has granted no Awards under the 2001 Plan.

ELIGIBILITY

All officers, employees, directors, advisors and consultants of the Company or any of its subsidiaries or affiliates and certain other individuals are eligible to receive Awards under the 2001 Plan subject to certain restrictions that apply to members of the Committee. It is estimated that approximately 760 individuals currently are eligible to participate in the 2001 Plan.

ADMINISTRATION

The 2001 Plan will be administered by a committee which is comprised of at least two directors who are not employees of the Company (the "Committee"). The Committee will determine the key officers, employees, consultants, directors and other individuals who will be eligible for and granted Awards, determine the amount and type of Awards, establish rules and guidelines relating to the 2001 Plan, establish, modify and terminate the terms and conditions of Awards and take such other action as may be necessary for the proper administration of the 2001 Plan.

OPTIONS

"Incentive Options" meeting the requirements of Section 422 of the Code and "Non-Qualified Options" that do not meet such requirements are both available for grant under the 2001 Plan. The term of each Option will be determined by the Committee, but no Incentive Option will be exercisable more than ten years after the date of grant. The exercise price per share for Incentive Options must be at least equal to 100% of the fair market value of a Share on the date of grant and the exercise price for Non-Qualified Options will be determined by the Committee at the time of grant (but shall not be less than 85% of the fair market value of a Share on the date of grant). The exercise price of an Option can be paid for (i) in cash, or by certified or bank check or wire transfer of immediately available funds, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of the Committee, by tendering (actually or constructively) previously acquired Shares (valued at its fair market value, as determined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (iv) if Shares are traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the Committee authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price, or (v) with the consent of the Committee, by any combination of (i), (ii), (iii) and (iv).

Options are not transferable except by will or the laws of descent and distribution and may be exercised only by the participant (or his guardian or legal representative) during his or her lifetime; provided, however, that Non-Qualified Options may, under certain circumstances, be transferable to family members and trusts for the benefit of the participant or his family members. If a participant's employment with the Company or service as a director, advisor or consultant terminates for any reason (other than death or disability), any unexercised or unexpired Options will be deemed canceled and terminated on the date of such termination, unless the Committee decides to extend the term of such Options. In addition, where a participant's service terminates other than by reason of death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any unexercised or unexpired Non-Qualified Options to be exercisable for a period of time to be specified by the Committee not to exceed the expiration date of the Option. If a participant dies, while employed by the Company or any of its subsidiaries or affiliates, or during his term as a director, advisor or consultant of the Company any unexercised or unexpired Options, to the extent exercisable on the date of death, will be exercisable by the participant's estate or by any person who acquired such Options by bequest or inheritance, at any time generally within one year after such death (but not to exceed the maximum permissible term of the Option). If a participant becomes totally disabled and his employment or service as a director, advisor or consultant terminates as a result of such disability, the recipient (or his guardian or legal representative) will have the unqualified right to exercise any unexercised and unexpired Options generally for one year after such termination (but not to exceed the maximum permissible term of the Option).

SHARE APPRECIATION RIGHTS

The 2001 Plan provides that SARs may be granted in conjunction with all or part of any Option granted under the 2001 Plan, as follows: (i) in the case of a Non-Qualified Option, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the Option; and (ii) in the case of an Incentive Option, such rights may be granted only at the time of the grant of such Option. An SAR is exercisable only to the extent the related Option is exercisable. Upon the exercise of an SAR, the recipient is entitled to receive from the Company, up to, but no more than, an amount in cash or whole Shares as determined by the Committee in its sole discretion equal to the excess of (A) the fair market value of one Share on the date of such exercise over (B) the exercise price of one Share under the related Option, times the number of Shares in respect of which such SAR shall have been exercised. Upon the exercise of an SAR, the related share Option, or the portion of such Option, in respect of which such SAR is exercised, will terminate. Upon the exercise of an Option granted in tandem with an SAR, such tandem SAR will terminate.

RELOAD OPTIONS

The Committee may grant, concurrently with the award of any Option (each an "Underlying Option"), one or more reload options (each a "Reload Option") to any participant of the 2001 Plan to purchase for cash or Shares a number of Shares equal to the number of Shares delivered by the participant to the Company (provided such Shares have been held by the participant for at least six months) to exercise the Underlying Option. Although an Underlying Option may be an Incentive Option, a Reload Option is not intended to qualify as an Incentive Option. A Reload Option may be granted in connection with the exercise of an Option that is itself a Reload Option. Each Reload Option will have the same expiration date as the Underlying Option and an exercise price equal to the fair market value of the Shares on the date of grant of the Reload Option. A Reload Option is exercisable six months after the date of grant. Reload Options permit a participant to retain, through the term of the initial Option, his or her economic interest in the number of Shares covered by such Options as well as the already-owned Shares that could be used to exercise such Option. Retention of such economic interest is accomplished by granting Options for the number of Shares used to pay the exercise price of the initial Underlying Option and subsequent Reload Options. In this way, Reload Options provide a participant with the opportunity to build up ownership of Shares covered by an initial Underlying Option earlier during the Option term than through a single exercise at or near the end of the Underlying Option's term.

SHARE PURCHASE AWARDS

The 2001 Plan also permits the grant of share purchase awards to selected participants. Participants who are granted a share purchase award are provided with a share purchase loan to enable them to pay the purchase price for the Shares acquired pursuant to the Award. A share purchase loan will have a term as determined by the Committee. The purchase price of Shares acquired with a share purchase loan is the closing price on the National Association of Securities Dealers, Inc. Automated Quotations System on the date of the Award. The 2001 Plan provides that up to 100% of the share purchase loan may be forgiven over the loan term subject to such terms and conditions as the Committee shall determine. At the end of the loan term, the unpaid balance of the share purchase loan will be due and payable. The interest rate, if any, on a share purchase loan will be determined by the Committee. Share purchase loans will be secured by a pledge to the Company of the Shares purchased pursuant to the share purchase Award and such loans will be recourse or non-recourse to a participant as determined by the Committee.

If a participant's employment or service with the Company is terminated for any reason other than death or permanent disability, the balance of the share purchase loans to such participant will be immediately due and payable unless otherwise determined by the Committee. If a participant's employment or service with the Company terminates by reason of death, disability, termination without "cause" or a "change of control," the balance of such participant's share purchase loans may be forgiven in whole or in part by the Committee in its discretion.

RESTRICTED SHARE AWARDS

The Company may award restricted Shares to selected participants. Such a grant gives a participant the right to receive Shares subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the Shares may be based upon performance standards, length of service or other criteria as the Committee may determine. Until all restrictions are satisfied, lapsed or waived, the Company or its designee will maintain custody over the restricted Shares but the participant will be able to vote the Shares and will be entitled to all distributions paid with respect to the Shares, as provided by the Committee. During such restrictive period, the restricted Shares may not be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold. Upon termination of employment, the participant forfeits the right to the Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met.

DEFERRED SHARE AWARDS

The Committee may award to directors, officers, advisors, consultants and other key employees of the Company the right to receive Shares that are not to be distributed to the participant until after a specified deferral period ("deferred share awards"). Such deferred share awards may be granted either alone or in addition to the grant of other Awards. The Committee may determine the duration of the period ("the "Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the terms and conditions of the Award. During such Deferral Period, a deferred share award may not be sold, assigned, transferred, pledged or otherwise encumbered and may be subject to a risk of forfeiture during the Deferral Period as specified by the Committee. Upon termination of employment, the participant forfeits the right to the Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met. If a participant's employment terminates by reason of death or permanent disability during the Deferral Period, or in cases of special circumstances, the Committee may waive any or all of the remaining deferral limitations. In addition, prior to completion of the Deferral Period, a participant may elect to further defer receipt of the award for a specified period or until a specified event, subject in each case to the approval of the Committee and under such terms as are determined by the Committee.

PERFORMANCE-BASED AWARDS

Certain Awards granted under the 2001 Plan may qualify as "performance-based compensation" (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards may only qualify as Performance-Based Awards if, among other things, at the time of grant the Committee is comprised solely of two or more "outside directors." Such Performance-Based Awards may take the form of cash, Shares or any combination thereof. The Committee shall set performance goals based on specific performance measures which, depending on the extent to which such goals are met, will determine the number and/or value of such

Performance-Based Awards that will be paid out to the participants. The maximum amount of Performance-Based Awards that may be awarded to any employee during any one year is $1,000,000. The Committee will establish in writing the objective performance-based goals applicable to a given period and the employee or employees to which such goals apply and may not revise such performance goals or increase the amount of compensation payable thereunder upon the attainment of such goals.

GENERAL PROVISIONS

Antidilution Provisions.  The number of Shares authorized to be issued under the 2001 Plan and subject to outstanding Awards (and the grant or exercise price of such Awards) may be adjusted to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar change in capitalization.

Change of Control.  The Committee may, in its discretion, determine that the terms of any Award shall provide that upon a Change of Control of the Company (as defined below), (i) Options (and SARs) accelerate and become fully exercisable, (ii) restrictions on restricted share awards lapse and the Shares become fully vested, (iii) share purchase loans are forgiven, in whole or in part, and (iv) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the applicable document evidencing such Award. The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and share appreciation right outstanding hereunder shall terminate within a specified number of days after notice to the participant or holder, and such participant or holder shall receive, with respect to each Share subject to such Option or share appreciation right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option or share appreciation right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. For purposes of the 2001 Plan, a "Change of Control" of the Company shall mean an event described in the applicable document evidencing such Award.

Reorganization.  In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (collectively, a "Reorganization"), the Committee or the Board of Directors of the Company may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award (whether from the Company or another entity that is a party to the Reorganization) or a combination thereof made to the holder of such cancelled Award substantially equivalent in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Committee or the Board of Directors, as the case may be, in their sole discretion.

Employment Violations.  Each share option agreement granted under the 2001 Plan shall provide that if the Optionee is or shall become subject to an employment agreement with the Company and materially breaches his or her employment agreement (it being understood that any breach of the post-termination obligations contained therein shall be deemed to be material) for so long as the terms of such employment agreement shall apply to the Optionee (each an "Employment Violation"), the Company shall have the right to require (i) the termination and cancellation of the unexercised portion of the Option, if any, whether vested or unvested, and (ii) payment by the Optionee to the Company of the Recapture Amount (as defined below). Such termination of unexercised Options and payment of the Recapture Amount, as the case may be, shall be in addition to, and not in lieu of, any other right or remedy available to the Company arising out of or in connection with any such Employment Violation including, without limitation, the right to terminate the Optionee's employment if not already terminated, seek injunctive relief and additional monetary damages.

For purposes of the 2001 Plan, the "Recapture Amount" shall mean the gross gain realized or unrealized by the Optionee upon each exercise of his Option during the period beginning on the date which is twelve (12) months prior to the date of the Optionee's Employment Violation and ending on the date of computation (the "Look-back Period"), which gain shall be calculated as the sum of:

  (i)
  if the Optionee has exercised any portion of his Option during the Look-back Period and sold any of the Shares acquired on exercise thereafter, an amount equal to the product of (x) the sales price per Share sold minus the exercise price per Share times (y) the number of Shares as to which the Option was exercised and which were sold at such sales price; plus

  (ii)
  if the Optionee has exercised any portion of his Option during the Look-back Period and not sold any of the Shares acquired on exercise thereafter, with respect to each of such Shares an amount equal to the product of (x) the greatest of the following: (1) the Fair Market Value per Share on the date of exercise, (2) the arithmetic average of the per Share closing sales prices as reported on Nasdaq for the thirty (30) trading day period ending on the trading day immediately preceding the date of the Company's written notice of its exercise of its rights under this clause (h), or (3) the arithmetic average of the per Share closing sales prices as reported on Nasdaq for the thirty (30) trading day period ending on the trading day immediately preceding the date of computation, minus the exercise price per Share times (y) the number of Shares as to which this Option was exercised and which were not sold;

provided, however, in lieu of payment by the Optionee to the Company of the Recapture Amount determined pursuant to clause (ii) above, the Optionee, in his or her discretion, may tender to the Company the Shares acquired upon exercise of this Option during the Look-back Period and the Optionee shall not be entitled to receive any consideration from the Company in exchange therefor.

With respect to any other Awards granted under the 2001 Plan, the terms of any SAR, Reload Option, restricted share award, share purchase award, deferred share award or other document evidencing an Award, may include comparable provisions to those set forth above.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 2001 PLAN

The following is a brief summary of the principal federal income tax consequences of Awards under the 2001 Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

A participant is not subject to regular federal income tax either at the time of grant or at the time of exercise of an Incentive Option. However, upon exercise, the difference between the fair market value of the Shares and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax. If a participant does not dispose of Shares acquired through the exercise of an Incentive Option in a "disqualifying disposition" (i.e., no disposition occurs within two years from the date of grant of the share option nor within one year of the transfer of the Shares to the participant), then the participant will be taxed only upon the gain, if any, from the sale of such Shares, and such gain will be taxable as gain from the sale of a capital asset.

The Company will not receive any tax deduction on the exercise of an Incentive Option or, if the above holding period requirements are met, on the sale of the underlying Shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income in such event (and the Company would be entitled to deduct) an amount equal to the difference between the fair market value of the Shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise would be taxed as capital gain and will not result in any deduction by the Company.

If Non-Qualified Options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the Option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. The Company will receive a tax deduction in like amount. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

No income will be realized by a participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received and the fair market value on the exercise date of any Shares received upon the exercise of an SAR. The Company will be entitled to a deduction equal to the amount included in such participant's income by reason of the exercise of any SAR.

The receipt of Reload Option by a holder of an Incentive Option or a Non-Qualified Option (including a Reload Option) who pays the exercise price in full or in part with previously acquired Shares should not affect the tax treatment of the exercise of such Incentive or Non-Qualified Option (including the amount of ordinary income, if any, recognized upon exercise). A participant will not be subject to tax at the time a Reload Option is granted (except for any income recognized upon the exercise of an underlying Non-Qualified Option giving rise to the grant of the Reload Option). A Reload Option will constitute a Non-Qualified Option for federal income tax purposes and will be taxed as such in the manner described above.

Except as described in the following paragraph, a grant of restricted Shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the Shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will be entitled to take a commensurate deduction at that time.

A participant may elect to recognize taxable ordinary income at the time restricted Shares are awarded in an amount equal to the fair market value of the Shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on the Shares will be taxed as capital gains when the Shares are sold. However, if, after making such an election, the Shares are forfeited, the participant will be unable to claim any loss deduction.

A participant who receives a share purchase award incurs no tax liability and the Company does not receive any deduction at the time Shares are acquired through a share purchase award. However, to the extent the share purchase loan is forgiven, the participant will be required to recognize income in an amount equal to the forgiven portion of the loan. The Company will be entitled to take a commensurate deduction at such time. In general, stated interest paid or accrued on a share purchase loan will be taxable income to the Company, and may or may not be deductible by the participant. In general, to the extent a share purchase loan does not state adequate interest, interest may be imputed resulting in the participant recognizing compensation income; however, where a participant is a current employee, he should have a commensurate interest expense (which may or may not be deductible by the participant).

The receipt of a deferred share award generally will be a taxable event on the date of issuance. A participant will recognize ordinary income (and the Company will be entitled to a deduction in like amount) equal to the fair market value of the Deferred Shares on the date of issuance.

TERMINATION, AMENDMENT AND ERISA STATUS

The 2001 Plan will terminate by its terms and without any action by the Board on July 11, 2011. No Awards may be made after that date. Awards outstanding on July 11, 2011 will remain valid in accordance with their terms.

The Committee may amend or alter the terms of Awards under the 2001 Plan, including to provide for the forgiveness in whole or in part of share purchase loans, the release of the Shares securing such loans or the termination or modification of the vesting or performance provisions of the grants of restricted Shares.

Subject to certain limitations, the Committee may from time to time, alter, amend, suspend or terminate the 2001 Plan as it deems advisable. However, without the approval of the Company's stockholders, the Board may not amend the 2001 Plan to increase the number of Shares that may be the subject of Awards granted under the 2001 Plan (except for certain adjustments necessary to prevent dilution or enlargements of benefits available under the 2001 Plan with respect to a recapitalization, merger, consolidation or similar corporate transaction affecting the Shares underlying Awards granted under the 2001 Plan). In addition, no amendments to or termination of the Plan shall in any way impair the rights of a participant under any Award previously granted without such participant's consent.

The 2001 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1976, as amended.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of the 2001 Incentive Plan.

The Board recommends that you vote FOR the 2001 Incentive Plan.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon recommendation of the Audit Committee of the Board of Directors of the Company, the Board has appointed PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the current fiscal year ending March 31, 2002. PricewaterhouseCoopers LLP served as the Company's independent auditors for fiscal 2001. KPMG LLP served as the Company's independent auditors for the four years prior to fiscal 2001. The Board is requesting ratification by the stockholders at the Annual Meeting of the appointment of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

On March 20, 2001, KPMG LLP's appointment as the Company's independent auditors was terminated and PricewaterhouseCoopers LLP was engaged as its replacement. During the Company's two most recently completed fiscal years and any subsequent interim period preceding KPMG LLP's replacement as independent auditors, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events as described in Item 304 of Regulation S-K. The Company filed a Current Report on Form 8-K/A with the SEC on March 23, 2001 to report the replacement of KPMG LLP and the engagement of PricewaterhouseCoopers LLP.

Stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors, since the Board has the responsibility for selecting auditors. However, the appointment is being submitted for ratification at the Annual Meeting which requires the affirmative vote of a majority of the votes cast. In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection for the next fiscal year. Even if the appointment is ratified, the Board, in its discretion, may, if circumstances dictate, direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the Company's and its stockholders' best interests.

The Board recommends that you vote FOR the ratification
of the appointment of PricewaterhouseCoopers LLP to serve as the
Company's independent auditors for the fiscal year ending March 31, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and Directors, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company.

To the Company's knowledge, based solely upon a review of the copies of Section 16(a) forms filed and written representations from certain reporting persons that no Forms 5 were required, the Company believes that during the fiscal year ended March 31, 2001, all filing requirements pursuant to Section 16(a) of the Exchange Act applicable to the Company's executive officers, Directors and greater than 10% beneficial owners were complied with, with the following exceptions: Ms. Vrabeck failed to file one Form 4 on a timely basis with respect to one transaction; Mr. Doornink failed to file two Forms 5 on a timely basis with respect to one and three Section 16b-3 option grants under the Plans, respectively; Mr. Goldberg failed to file one Form 4 on a timely basis with respect to four transactions and one Form 5 on a timely basis with respect to one Section 16b-3 option grant under the Plans; and each of Messrs. Brown, Morgado and Mayer and Ms. Isgur, the Company's outside Directors, failed to file one Form 5 on a timely basis with respect to two Section 16b-3 option grants under the Plans.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the 2002 Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next Annual Meeting, stockholder proposals must be received by the Company no later than April 1, 2002 and must otherwise comply with the requirements of Rule 14a-8.

In addition, the Company's By-laws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company's Secretary at least 60 (but not more than 90) days before the Annual Meeting of Stockholders to be held in 2002; provided, however, that in the event less than 70 days' notice or prior public disclosure of the date of the 2002 Annual Meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2002 Annual Meeting was mailed or such public disclosure was made, whichever occurs first. We preliminarily plan to hold our 2002 Annual Meeting of Stockholders on or about September 2002.

FINANCIAL AND OTHER INFORMATION

The Company's Annual Report for the fiscal year ended March 31, 2001, including financial statements, accompanies this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

OTHER MATTERS

The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card intend to vote the proxies received by them in accordance with their best judgment with respect to all such matters.

STOCKHOLDERS ARE URGED TO FORWARD THEIR PROXY CARDS WITHOUT DELAY.
A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

                        By Order of the Board of Directors,

                        George L. Rose
                         Secretary

Appendix I

As adopted by the Board of Directors
June 12, 2000
As amended by the Board of Directors
July 11, 2001

ACTIVISION, INC.

AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

There shall be an Audit Committee of the Board of Directors of Activision, Inc. (the "Company") composed of three directors, each of whom is independent of the management and free of any relationship that would interfere with their exercise of independent judgment as a member of the Audit Committee.

All members of the Audit Committee shall understand financial statements and be financially literate, or must become financially literate within a reasonable period of time after appointment to the Audit Committee, and at least one member of the Audit Committee shall have accounting or related financial management expertise. The Audit Committee shall elect a chairperson from its own membership.

II.  STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors in fulfilling its responsibility relating to the Company's accounting, reporting practices, and the quality and integrity of its financial reports and other financial information provided by the Company to any governmental body or the public. The Audit Committee shall serve as an independent and objective party to monitor the Company's financial reporting process and internal control system. The Audit Committee shall endeavor to maintain free and open communication between the Board of Directors, the independent auditors, the internal auditors or internal audit function, and the financial and senior management. Consistent with these functions, the Audit Committee shall encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. Members of the Audit Committee may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

III. MEETINGS

The Audit Committee shall meet four times per year or more frequently as the circumstances require. As part of its job to foster open communication, the Audit Committee may ask members of management or others to attend meetings and provide pertinent information, as necessary in the judgment of the Audit Committee.

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IV.  RESPONSIBILITIES

The Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to help ensure that the Company's accounting and reporting practices accord with all requirements and are of the highest quality. In carrying out its responsibilities, the Audit Committee shall:

  Document/Report Review

  •
  Review and update this Charter periodically.

  •
  Include a copy of this Charter as an appendix to the Company's proxy statement at least once every three years.

  •
  Review the financial statements and any reports contained in the annual report or other financial information submitted to any governmental body, or the public, including the Company's Quarterly Reports on Form 10-Q, with management and the independent auditors to determine whether the independent auditors are satisfied with the disclosure and content of such documents.

  •
  Receive before each meeting of the Audit Committee, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

  Independent Auditors

  •
  Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements, considering independence and effectiveness.

  •
  Approve fees and other compensation to be paid to the independent auditors.

  •
  Review and discuss with the Board of Directors any relationship between the independent auditors and the Company or any other relationships that may adversely affect the independence of the independent auditors.

  •
  Ensure that the independent auditor submits, on a periodic basis, a formal written statement to the Audit Committee delineating all relationships between the independent auditor and the Company.

  •
  Review performance of the independent auditors and approve any proposed discharge of the independent accountants when circumstances warrant, including a formal review of the selection of independent auditors not less frequently than every five years.

  •
  Consider whether the independent auditor's provision and implementation of non-audit services to the Company is compatible with maintaining the independent auditor's independence.

  Process

  •
  Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized, and at its conclusion, review the audit, including the comments or recommendations of the independent auditors.

  •
  Review the internal audit function, including the independence and authority of its reporting obligations, the audit plans proposed for the coming year, and the coordination of such plans with the work of the independent auditors.

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  •
  Review with the independent auditors, the internal auditing staff, if any, and the financial and accounting personnel, out of the presence of management, the adequacy of the accounting and financial controls, computerized information system controls and security, and matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

  •
  Elicit any recommendations for improvement of particular areas where augmented controls are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any activity that might be unethical or otherwise improper.

  •
  Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

  •
  Determine, as regarding new transactions or events, the independent auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

  •
  Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

  •
  Review any significant disagreement or changes required in the independent auditor's audit plans among management and the independent auditors or the internal auditing department (if any) in connection with the preparation of the financial statements.

  •
  Inquire of management, the internal auditing staff, if any, and the independent accountants about any potential risks or exposures and assess the steps managements should take or has taken to minimize such risk.

  Ethical and Legal Compliance

  •
  Review any year-to-year changes in accounting principles or practices.

  •
  Review accounting and financial personnel, including the internal audit department, if any.

  •
  Submit the minutes of its meetings to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain professional advice for this purpose if, in its judgment, that is appropriate.

  •
  Review, with the Company's counsel, legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs, including corporate securities trading policies.

  •
  Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation and by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

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Appendix II

As Adopted by the
Board of Directors
July 11, 2001

ACTIVISION, INC.

2001 INCENTIVE PLAN

ACTIVISION, INC., a corporation formed under the laws of the State of Delaware (the "Company"), hereby establishes and adopts the following 2001 Incentive Plan (the "Plan").

RECITALS

WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors and/or employees of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of share options ("Options"), grants of share appreciation rights, grants of Share Purchase Awards (hereafter defined), grants of Restricted Share Awards (hereafter defined), grants of Performance-Based Awards (hereafter defined), or any other award made under the Plan to those persons (each such person, a "Participant") whose judgment, initiative and efforts are or have been or will be responsible for the success of the Company.

NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

ARTICLE 1.

PURPOSE OF THE PLAN

1.1.  Purpose.  The purpose of the Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and other key employees of the Company and its subsidiaries who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership or increased ownership of the Company's shares of common stock ("Shares"). Options granted under the Plan will be either "incentive share options," intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or "nonqualified share options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in Section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall mean a grant of an Option, a grant of a share appreciation right, a grant of a Share Purchase Award, a grant of a Restricted Share Award, or any other award made under the terms of the Plan.

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ARTICLE 2.

SHARES SUBJECT TO AWARDS

2.1.  Number of Shares.  Subject to the adjustment provisions of Section 9.10 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, share appreciation rights, Share Purchase Awards, Restricted Share Awards or Performance-Based Awards shall not exceed 1,500,000. No Options to purchase fractional Shares shall be granted or issued under the Plan. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares:

  (1)
  issued or issuable pursuant to Options that have been or may be exercised;

  (2)
  issued or issuable pursuant to Share Purchase Awards;

  (3)
  issued as, or subject to issuance as a Restricted Share Award; and

  (4)
  issued or issuable under any other Award granted under the terms of the Plan.

2.2.  Shares Subject to Terminated Awards.  The Shares covered by any unexercised portions of terminated Options granted under Articles 4 and 6, Shares forfeited as provided in Section 8.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan, other than grants of Options intended to qualify as incentive share options. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of share appreciation rights shall not again be available for the grant of Awards under the Plan.

2.3.  Character of Shares.  Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

2.4.  Limitations on Grants to Individual Participant.  Subject to adjustments pursuant to the provisions of Section 10.10 hereof, the maximum number of Shares with respect to which Options or stock appreciation rights may be granted hereunder to any employee during any fiscal year of the Company shall be [500,000] Shares (the "Limitation"). If an Option is cancelled, the cancelled Option shall continue to be counted toward the Limitation for the year granted. An Option (or a stock appreciation right) that is repriced during any fiscal year is treated as the cancellation of the Option (or stock appreciation right) and a grant of a new Option (or stock appreciation right) for purposes of the Limitation for that fiscal year.

ARTICLE 3.

ELIGIBILITY AND ADMINISTRATION

3.1.  Awards to Employees, Directors and Others.  (a) Participants who receive (i) Options under Articles 4 and 6 hereof or share appreciation rights under Article 5 ("Optionees"), and (ii) Share Purchase Awards under Article 7, Restricted Share Awards under Article 8, Deferred Share Awards (as defined herein) under Article 9, Performance Based Awards (defined herein) under Article 11, or any other Award granted under the Plan shall consist of such officers, key employees, consultants, advisors and Directors (hereinafter defined) of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time. The Committee's designation

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of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

(b)  No Option that is intended to qualify as an "incentive share option" may be granted (x) to any individual that is not an employee of the Company or any subsidiary thereof, or (y) to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

3.2.  Administration.  (a) The Plan shall be administered by a committee (the "Committee") consisting of not fewer than two Directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"), as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Unless otherwise determined by the Directors, each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations thereunder.

Notwithstanding any other provision of this Plan, any Award to a member of the Committee must be approved by the Board of Directors of the Company (excluding Directors who are also members of the Committee) to be effective.

(b)  The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

(c)  Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to grant Awards under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors and employees, and other Plan participants.

ARTICLE 4.

OPTIONS

4.1.  Grant of Options.  The Committee shall determine, within the limitations of the Plan, those key officers, employees, consultants, advisors and Directors of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive share options" or "nonqualified share options"; provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified share options."

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4.2.  Share Option Agreements; etc.  All Options granted pursuant to Article 4 and Article 6 herein (a) shall be authorized by the Committee and (b) shall be evidenced in writing by share option agreements ("Share Option Agreements") in such form and containing such terms and conditions as the Committee shall determine that are not inconsistent with the provisions of the Plan, and, with respect to any Share Option Agreement granting Options that are intended to qualify as "incentive share options," are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 4 and Article 6 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive share options" and "nonqualified share options" at the same time. To the extent that any Option does not qualify as an "incentive share option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified share option."

4.3.  Option Price.  Subject to Section 3.1(b), the option exercise price per each Share purchasable under any "incentive share option" granted pursuant to this Article 4, any "nonqualified share option" granted pursuant to Article 6, and Options intended to be performance based under Section 162(m) of the Code shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option. The option exercise price per share of each Share purchasable under any "nonqualified share option" that is not intended to be performance-based under Section 162(m) of the Code and is granted pursuant to this Article 4 shall be determined by the Committee at the time of the grant of such Option, but shall not be less than 85% of the Fair Market Value of such Share on the date of the grant of such Option.

4.4.  Other Provisions.  Options granted pursuant to this Article 4 shall be made in accordance with the terms and provisions of Article 10 hereof and any other applicable terms and provisions of the Plan.

ARTICLE 5.

SHARE APPRECIATION RIGHTS

5.1.  Grant and Exercise.  Share appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan, as follows: (i) in the case of a nonqualified share option, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the option; and (ii) in the case of an incentive share option, such rights may be granted only at the time of the grant of such option. A "share appreciation right" is a right to receive cash or whole Shares, as provided in this Article 5, in lieu of the purchase of a Share under a related Option. A share appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a share appreciation right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the share appreciation right. A share appreciation right may be exercised by the holder thereof (the "Holder"), in accordance with Section 5.2 of this Article 5, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 5.2 of this Article 5. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related share appreciation rights have been exercised.

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5.2.  Terms and Conditions.  Share appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

  (a)  Share appreciation rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

  (b)  Upon the exercise of a share appreciation right, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares as determined by the Committee in its sole discretion equal to the excess of the then Fair Market Value of one Share over the option exercise price per Share specified in the related Option multiplied by the number of Shares in respect of which the share appreciation right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares. Each share appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law.

  (c)  Upon the exercise of a share appreciation right, the Option or part thereof to which such share appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 2.1 of the Plan.

  (d)  With respect to share appreciation rights granted in connection with an Option that is intended to be an "incentive share option," the following shall apply:

    (i) No share appreciation right shall be transferable by a Holder otherwise than by will or by the laws of descent and distribution, and share appreciation rights shall be exercisable, during the Holder's lifetime, only by the Holder.

    (ii) Share appreciation rights granted in connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option exercise price at which Shares can be acquired pursuant to the Option.

ARTICLE 6.

RELOAD OPTIONS

6.1.  Authorization of Reload Options.  Concurrently with the award of any Option (such Option hereinafter referred to as the "Underlying Option") to any Participant in the Plan, the Committee may grant one or more reload options (each, a "Reload Option") to such Participant to purchase for cash or Shares (held for at least six months or such other period to avoid accounting charges against the Company's earnings) a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Article 6, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. Except as otherwise determined by the Committee, a Reload Option will vest and become exercisable six months after the exercise of an Underlying Option or Reload Option by the Participant delivering to the Company Shares owned by the Optionee for at least six months in payment of the exercise price and/or tax withholding obligations. Notwithstanding the fact that the Underlying Option may be

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an "incentive share option," a Reload Option is not intended to qualify as an "incentive share option" under Section 422 of the Code.

6.2.  Reload Option Amendment.  Each Share Option Agreement shall state whether the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Share Option Agreement.

6.3.  Reload Option Price.  The option exercise price per Share payable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the corresponding Underlying Option is exercised.

6.4.  Term and Exercise.  Except as otherwise determined by the Committee, each Reload Option vests and is fully exercisable six months after its grant (i.e., six months after the corresponding Underlying Option is exercised). The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

6.5.  Termination of Employment.  No additional Reload Options shall be granted to Optionees when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment unless the Committee, in its sole discretion, shall determine otherwise.

6.6.  Applicability of Other Sections.  Except as otherwise provided in this Article 6, the provisions of Article 9 applicable to Options shall apply equally to Reload Options.

ARTICLE 7.

SHARE PURCHASE AWARDS

7.1.  Grant of Share Purchase Award.  The term "Share Purchase Award" means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to the Participant (a "Purchase Loan") as set forth in this Article 7.

7.2.  Terms of Purchase Loans.  (a) Purchase Loan.  Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be for a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to the Fair Market Value on the date of the Share Purchase Award.

(b)  Interest on Purchase Loan.  A Purchase Loan shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

(c)  Forgiveness of Purchase Loan.  Subject to Section 7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan. A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

7.3.  Security for Loans.  (a) Stock Power and Pledge.  Purchase Loans granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Share Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall

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determine. Purchase Loans shall be recourse or non-recourse with respect to a Participant, as determined from time to time by the Committee. The share certificates for the Shares purchased by a Participant pursuant to a Share Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Share Purchase Award). Unless otherwise determined by the Committee, the Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Share Purchase Award.

(b)  Release and Delivery of Share Certificates During the Term of the Purchase Loan.  The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Share Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

(c)  Release and Delivery of Share Certificates Upon Repayment of the Purchase Loan.  The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Share Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within 90 days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

(d)  Recourse Purchase Loans.  Notwithstanding Sections 7.3(a), (b) and (c) above, in the case of a recourse Purchase Loan, the Committee may make a Purchase Loan on such terms as it determines, including without limitation, not requiring a pledge of the acquired Shares.

7.4.  Termination of Employment.  (a) Termination of Employment by Death, Disability or by the Company Without Cause; Change of Control.  In the event of a Participant's termination of employment or separation from service by reason of death, "disability" or by the Company without "cause," or in the event of a "change of control," the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. "Change of Control," "disability" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

(b)  Other Termination of Employment.  Subject to Section 7.4(a) above, in the event of a Participant's termination of employment or separation from service for any reason, the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, unless otherwise determined by the Committee.

7.5.  Restrictions on Transfer.  No Share Purchase Award or Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued and unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

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ARTICLE 8.

RESTRICTED SHARE AWARDS

8.1.  Restricted Share Awards.  (a)  Grant.  A grant of Shares made pursuant to this Article 8 is referred to as a "Restricted Share Award." The Committee may grant to any Participant an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Share Award granted under this Plan shall be set forth in a written agreement (a "Restricted Share Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

(b)  Issuance of Restricted Shares.  As soon as practicable after the date of grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Share Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Share Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

(c)  Shareholder Rights.  Beginning on the date of grant of the Restricted Share Award and subject to execution of the Restricted Share Agreement as provided in Sections 8.1(a) and (b), the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Share Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

(d)  Restriction on Transferability.  None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

(e)  Delivery of Shares Upon Release of Restrictions.  Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 12.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

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8.2.  Terms of Restricted Shares.  (a) Forfeiture of Restricted Shares.  Subject to Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Share Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award and the Committee has the discretion to modify the terms and conditions of a Restricted Share award as long as the rights of the Participant are not impaired.

(b)  Waiver of Forfeiture Period.  Notwithstanding anything contained in this Article 8 to the contrary, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the Treasury Regulations thereunder in the case of a Restricted Share Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Restricted Share Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

ARTICLE 9.

DEFERRED SHARE AWARDS

9.1.  Shares and Administration.  Awards of the right to receive Shares that are not to be distributed to the Participant until after a specified deferral period (such Award and the deferred Shares delivered thereunder hereinafter as the context shall require, the "Deferred Shares") may be made either alone or in addition to share Options, share appreciation rights, or Restricted Share Awards, or Other Share-based Awards (hereafter defined) granted under the Plan. The Committee shall determine the Directors, officers, employees, consultants and advisors of the Company and its subsidiaries to whom and the time or times at which Deferred Shares shall be awarded, the number of Deferred Shares to be awarded to any Participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the terms and conditions of the award in addition to those contained in Section 9.2. In its sole discretion, the Committee may provide for a minimum payment at the end of the applicable Deferral Period based on a stated percentage of the Fair Market Value on the date of grant of the number of Shares covered by a Deferred Share award. The Committee may also provide for the grant of Deferred Shares upon the completion of a specified performance period. The provisions of Deferred Share awards need not be the same with respect to each recipient.

9.2.  Terms and Conditions.  Deferred Share awards made pursuant to this Article 9 shall be subject to the following terms and conditions:

  (a)  Subject to the provisions of the Plan, the Shares to be issued pursuant to a Deferred Share award may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period or Elective Deferral Period (defined below), where applicable, and may be subject to a risk of forfeiture during all or such portion of the Deferral Period as shall be specified by the Committee. At the expiration of the Deferral Period and Elective Deferral Period, share certificates shall be delivered to the Participant, or the Participant's legal representative, in a number equal to the number of shares covered by the Deferred Share award.

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  (b)  Amounts equal to any dividends declared during the Deferral Period with respect to the number of Shares covered by a Deferred Share award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional deferred Shares or otherwise reinvested, as determined at the time of the Award by the Committee, in its sole discretion.

  (c)  Subject to the provisions of paragraph 9.2(d) of this Article 9, upon termination of employment for any reason during the Deferral Period for a given Award, the Deferred Shares in question shall be forfeited by the Participant.

  (d)  In the event of the Participant's death or permanent disability during the Deferral Period (or Elective Deferral Period, where applicable), or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Deferred Shares.

  (e)  Prior to completion of the Deferral Period, a Participant may elect to further defer receipt of the Award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the approval of the Committee and under such terms as are determined by the Committee, all in its sole discretion.

  (f)  Each Award shall be confirmed by a Deferred Share agreement or other instrument executed by the Company and the Participant.

ARTICLE 10.

GENERALLY APPLICABLE PROVISIONS

10.1.  Option Period.  Subject to Section 3.1(b), the period for which an Option is exercisable shall be set by the Committee and shall not exceed ten years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be an "incentive share option," the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced, subject to expiration due to termination of employment or otherwise.

10.2.  Fair Market Value.  If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, unless otherwise required by any applicable provision of the Code the "Fair Market Value" of a Share as of a specified date shall mean the average of the high and low price of the shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the Nasdaq Stock Market, Inc. ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high and low sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing

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high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, the method for determining Fair Market Value shall be determined in good faith by the Committee in its sole discretion. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

10.3.  Exercise of Options.  Vested Options granted under the Plan shall be exercised by the Optionee or by a Permitted Assignee thereof (or by his or her executors, administrators, guardian or legal representative, as provided in Sections 10.6 and 10.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (iv) if Shares are traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the Committee authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price, or (v) with the consent of the Committee, any combination of (i), (ii), (iii) and (iv). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall, subject to Section 10.4 herein, effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

10.4.  Transferability.  No Option that is intended to qualify as an "incentive share option" under Section 422 of the Code shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Option may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative. "Nonqualified share options" and any share appreciation rights granted in tandem therewith are transferrable (together and not separately) with the consent of the Committee by the Optionee or Holder, as the case may be, to any one or more of the following persons (each, a "Permitted Assignee"): (i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee or Holder, as the case may be; (ii) a trust for the benefit of one or more of those persons described in clause (i) above or for the benefit of such Optionee or Holder, as the case may be, or for the benefit of any such persons and such Optionee or Holder, as the case may be; or (iii) an entity in

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which the Optionee or Holder or any Permitted Assignee thereof is a beneficial owner; provided, however, that such Permitted Assignee shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; provided further, however that any transfer by an Optionee or Holder who is not then a Director of the Company to any Permitted Assignee shall be subject to the prior consent of the Committee; and provided further, however, that such Optionee or Holder shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with an Optionee's Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 10.4.

10.5.  Termination of Employment.  Unless the Committee determines otherwise, in the event of the termination of employment of an Optionee or the termination or separation from service of an advisor, consultant or a Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) held by such Optionee (or Permitted Assignee) under this Plan and not previously exercised or expired shall be deemed cancelled and terminated on the day of such termination or separation, provided, however, that in no instance may the term of the Option, if extended by the Committee, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above. Notwithstanding the foregoing, in the event of the termination or separation from service of an Optionee for any reason other than death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any "nonqualified share options" granted to such Optionee under the Plan and not previously exercised or expired to be exercisable for a period of time to be specified by the Committee, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 10.1 above.

10.6.  Death.  In the event an Optionee dies while employed by the Company or any of its subsidiaries or affiliates or during his term as a Director, advisor or consultant of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) held by such Optionee (or his Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above.

10.7.  Disability.  In the event of the termination of employment of an Optionee or the separation from service of a Director (who is an Optionee), advisor or consultant of the Company, due to total disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option(s) that have not expired or been previously exercised and that the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

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10.8.  Amendment and Modification of the Plan.  The Committee may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that the Committee may not amend the Plan, without the approval of the Company's shareholders, to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section 10.9 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Optionee's or Participant's consent.

10.9.  Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Awards have been or may be issued under the Plan, such that an adjustment is determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Awards, (ii) the number and type of Shares subject to outstanding Awards and share appreciation rights, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Award; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (collectively, a "Reorganization"), the Committee or the Board of Directors of the Company may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award (whether from the Company or another entity that is a party to the Reorganization) or a combination thereof made to the holder of such cancelled Award substantially equivalent in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Committee or the Board of Directors, as the case may be, in their sole discretion.

10.10.  Change of Control.  The terms of any Award may provide in the Share Option Agreement, Restricted Share Agreement, Purchase Loan or other document evidencing the Award, that upon a "Change of Control" of the Company (as that term may be defined therein), (i) Options (and share appreciation rights) immediately vest and become fully exercisable, (ii) restrictions on Restricted Shares lapse and the shares become fully vested, (iii) Purchase Loans are forgiven in whole or in part, and (iv) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the applicable document evidencing such Award. For purposes of this Plan, a "Change of Control" shall mean an event described in the applicable document evidencing the Award or such other event as determined in the sole discretion of the Board of Directors of the Company. The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and share appreciation right outstanding hereunder shall terminate within a specified number of days after notice to the Participant or Holder, and such Participant or Holder shall receive, with respect to each Share subject to such Option or share appreciation right, an amount

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equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option or share appreciation right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

10.11.  Employment Violation.  Each Share Option Agreement evidencing an Option granted hereunder shall include and be subject to the following terms:

  (a)  The terms of this Section 10.11 shall apply to the Option if the Optionee is or shall become subject to an employment agreement with the Company.

  (b)  If the Optionee materially breaches his or her employment agreement (it being understood that any breach of the post-termination obligations contained therein shall be deemed to be material) for so long as the terms of such employment agreement shall apply to the Optionee (each an "Employment Violation"), the Company shall have the right to require (i) the termination and cancellation of the unexercised portion of the Option, if any, whether vested or unvested, and (ii) payment by the Optionee to the Company of the Recapture Amount (as defined below). Such termination of unexercised Options and payment of the Recapture Amount, as the case may be, shall be in addition to, and not in lieu of, any other right or remedy available to the Company arising out of or in connection with any such Employment Violation including, without limitation, the right to terminate Optionee's employment if not already terminated, seek injunctive relief and additional monetary damages.

  (c)  "Recapture Amount" shall mean the gross gain realized or unrealized by the Optionee upon each exercise of his Option during the period beginning on the date which is twelve (12) months prior to the date of the Optionee's Employment Violation and ending on the date of computation (the "Look-back Period"), which gain shall be calculated as the sum of:

    (i)
    if the Optionee has exercised any portion of his Option during the Look-back Period and sold any of the Shares acquired on exercise thereafter, an amount equal to the product of (x) the sales price per Share sold minus the exercise price per Share times (y) the number of Shares as to which the Option was exercised and which were sold at such sales price; plus

    (ii)
    if the Optionee has exercised any portion of his Option during the Look-back Period and not sold any of the Shares acquired on exercise thereafter, with respect to each of such Shares an amount equal to the product of (x) the greatest of the following: (1) the Fair Market Value per Share on the date of exercise, (2) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty (30) trading day period ending on the trading day immediately preceding the date of the Company's written notice of its exercise of its rights under this clause (h), or (3) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty (30) trading day period ending on the trading day immediately preceding the date of computation, minus the exercise price per Share times (y) the number of Shares as to which this Option was exercised and which were not sold;

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  provided, however, in lieu of payment by the Optionee to the Company of the Recapture Amount determined pursuant to subclause (ii) above, the Optionee, in his or her discretion, may tender to the Company the Shares acquired upon exercise of this Option during the Look-back Period and the Optionee shall not be entitled to receive any consideration from the Company in exchange therefor.

With respect to any other Awards granted hereunder, the terms of any Restricted Share Agreement, share appreciation right, Share Purchase Award or any other document evidencing an Award under the Plan, may include comparable provisions to those set forth in this Section 10.11.

10.12.  Other Provisions.  (a) The Committee may require each Participant purchasing Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

(b)  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such share-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c)  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Awards granted under the Plan. If Awards are granted in substitution for other Awards, the Committee shall require the surrender of such other Awards in consideration for the grant of the new Awards. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

(d)  Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(e)  A Participant shall have no right as a shareholder until he or she becomes the holder of record.

(f)  The Company will provide to its shareholders, at least annually, reports containing financial statements and management's discussion and analysis of financial conditions and results of operations.

10.13.  Terms of Option Grant.  Notwithstanding anything in Section 10.4, 10.5, 10.6, 10.7, 10.10 and 10.11 to the contrary, the Committee may grant an Option under such terms and conditions as may be provided in the Share Option Agreement given to the Optionee and the Committee has the discretion to modify the terms and conditions of an Option after grant as long as the rights of the Optionee are not impaired unless the Optionee otherwise consents, provided, however, that in no instance may the term of the Option, as so granted, exceed the maximum term established pursuant to Section 10.1 above.

ARTICLE 11.

PERFORMANCE-BASED AWARDS.

11.1.  General.  (a) Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as "performance-based compensation"(as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code

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("Performance-Based Awards"). Awards shall only qualify as Performance-Based Awards if, among other things, at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder).

(b)  Performance-Based Awards may be granted to Participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Participant. Such Performance-Based Awards may take the form of, without limitation, cash, Shares or any combination thereof.

(c)  The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of such Performance-Based Awards that will be paid out to the Participants, and may attach to such Performance-Based Awards one or more restrictions. The maximum amount of Performance-Based Awards to be awarded to any employee during any fiscal year shall be $1,000,000.

11.2.  Options and Share Appreciation Rights.  Options and share appreciation rights granted under the Plan with an exercise price at or above the Fair Market Value of the Shares on the date of grant should qualify as Performance-Based Awards.

11.3.  Other Awards.  Either the granting or vesting of Performance-Based Awards granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.4 below. With respect to such Performance-Based Awards:

  (1)
  the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

  (2)
  no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

  (3)
  after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

11.4.  Performance Measures.  The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

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ARTICLE 12.

MISCELLANEOUS

12.1.  Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to an Optionee or Participant (or a Permitted Assignee thereof) net of any applicable Federal, State and local taxes required to be paid as a result of the grant of any Award, exercise of an Option or share appreciation rights or any other event occurring pursuant to this Plan. The Company or any subsidiary or affiliate thereof shall have the right to withhold from wages or other amounts otherwise payable to such Optionee or Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Optionee or Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Optionee or Participant (or Permitted Assignee) may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Optionee (or Permitted Assignee) pursuant to the Plan having an aggregate Fair Market Value equal to the withholding taxes.

12.2.  Right of Discharge Reserved.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit with respect to an Award in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee, Director, advisor or consultant.

12.3.  Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any share appreciation rights constitutes a special incentive payment to the Optionee, Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.

12.4.  Unfunded Status of the Plan.  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Company, nothing contained herein shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

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12.5.  Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

12.6.  Gender and Number.  In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

12.7.  Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

12.8.  Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of the approval of the Plan by the Board of Directors. Notwithstanding the foregoing, no Option intended to qualify as an incentive share option shall be granted hereunder until the Plan shall be approved by the holders of a majority of the shares entitled to vote thereon, provided such approval is obtained within 12 months after the date of adoption of the Plan by the Board of Directors. Awards may be granted under the Plan at any time and from time to time prior to July  , 2011, on which date the Plan will expire except as to Awards and related share appreciation rights then outstanding under the Plan. Such outstanding Awards and share appreciation rights shall remain in effect until they have been exercised or terminated, or have expired.

12.9.  Captions.  The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

12.10.  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee and Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its sole discretion may permit an Optionee to exercise an Option until ten days prior to such transaction with respect to all vested and exercisable Shares covered thereby and with respect to such number of unvested Shares as the Committee shall determine. In addition, the Committee may provide that any forfeiture provision or Company repurchase option applicable to any Restricted Share Award shall lapse as to such number of Shares as the Committee shall determine, contingent upon the occurrence of the proposed dissolution or liquidation at the time and in the manner contemplated. To the extent an Option has not been previously exercised, the Option shall terminate automatically immediately prior to the consummation of the proposed action. To the extent a forfeiture provision applicable to a Restricted Share Award has not been waived by the Committee, the related Restricted Share Award shall be forfeited automatically immediately prior to the consummation of the proposed action.

12.11.  Successors and Assigns.  This Plan shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Company, Optionees and Participants.

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STOCK OPTION AGREEMENT
(Non-Transferable)

Stock Option #

For              Shares

Issued Pursuant to the
2001 Incentive Plan of
ACTIVISION, INC.

THIS CERTIFIES that on                          (the "Issuance Date")                          (the "Holder") was granted an option (the "Option") to purchase at the option price of $             per share, all or any part of              fully paid and non-assessable shares ("Shares") of common stock, par value $.000001 per share, of ACTIVISION, INC., a Delaware corporation (the "Company"), upon and subject to the following terms and conditions:

(a)  Terms of the Plan.  The Option is granted pursuant to, and is subject to the terms and conditions of, the Company's 2001 Incentive Plan (the "Plan"), the terms, conditions and definitions of which are hereby incorporated herein as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his signature below. Capitalized terms used herein shall have the meanings set forth in the Plan, unless otherwise defined herein.

[The Company intends that this Option qualify as an "incentive" share option within the meaning of Section 422 of the Internal Revenue Code to the maximum extent permissible under the Internal Revenue Code. To the extent that the Option does not qualify as an incentive share option, the Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified" share option.]

(b)  Expiration.  This Option shall expire on [ten (10) years less one day from date of issuance], unless extended or earlier terminated in accordance herewith.

(c)  Exercise.  This Option may be exercised or surrendered during the Holder's lifetime only by the Holder or his/her guardian or legal representative. THIS OPTION SHALL NOT BE TRANSFERABLE BY THE HOLDER OTHERWISE THAN BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION, SUBJECT TO THE TERMS AND CONDITIONS OF THE PLAN.

This Option shall vest and be exercisable as follows:

Vesting Date	Shares Vested at Vesting Date	Cumulative Shares Vested at Vesting Date

[vesting schedule]

This Option shall be exercised by the Holder (or by her executors, administrators, guardian or legal representative) as to all or part of the Shares, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds, (ii) with the consent of the Company, by tendering previously acquired Shares (valued at its Fair Market Value (as defined in the Plan), as determined by the Company as of the date of tender), or (iii) with the consent of the Company, a combination of

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(i) and (ii). Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Company may from time to time direct, and shall be in such form, containing such further provisions as the Company may from time to time prescribe. In no event may this Option be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising this Option shall have any of the rights of a holder of Shares subject to this Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(d)  Termination of Employment.  In the event of the termination of employment or separation from service of the Holder for any reason (other than death or disability as provided below), this Option, to the extent not previously exercised or expired, shall be deemed cancelled and terminated on the day of such termination or separation, unless the Company decides, in its sole discretion, to extend the term of this Option, subject to the terms of the Plan.

(e)  Death.  In the event the Holder dies while employed by the Company or any of its subsidiaries or affiliates, or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, this Option, to the extent not previously expired or exercised, shall, to the extent exercisable on the date of death, be exercisable by the estate of the Holder or by any person who acquired this Option by bequest or inheritance, at any time within one year after the death of the Holder, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Sections 3.1(b)(ii) or 10.1 of the Plan.

(f)  Disability.  In the event of the termination of employment of the Holder or the separation from service of a Director who is a Holder due to total disability, the Holder, or her guardian or legal representative, shall have the unqualified right to exercise any portion of this Option which has not been previously exercised or expired and which the Holder was eligible to exercise as of the first date of total disability (as determined by the Company), at any time within one year after such termination or separation, provided, however, that if the term of such Option would expire by its terms within six months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 of the Plan. The term "total disability" shall, for purposes of this Share Option Agreement, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

(g)  Change of Control.  If the Holder is an active employee of the Company or any of its subsidiaries at the time there occurs a "Change of Control" of the Company (as defined below) and the Holder's employment is terminated by the Company or any of its subsidiaries other than for Cause (as defined below) within twelve (12) months following such Change of Control, or such longer period as the Committee may determine, the portion, if any, of this Option with respect to which the right to exercise has not yet accrued, shall immediately vest and be exercisable in full, effective upon such termination, for a period of 30 days thereafter, or such longer

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period as the Committee may determine. For purposes of this Option, a "Change of Control" of the Company shall be deemed to occur if:

  (i)  there shall have occurred a Change of Control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof, whether or not the Company is then subject to such reporting requirement, provided, however, that there shall not be deemed to be a Change of Control of the Company if immediately prior to the occurrence of what would otherwise be a Change of Control of the Company (a) the Holder is the other party to the transaction (a "Control Event") that would otherwise result in a Change of Control of the Company or (b) the Holder is an executive officer, trustee, director or more than 5% equity holder of the other party to the Control Event or of any entity, directly or indirectly, controlling such other party;

  (ii)  the Company merges or consolidates with, or sells all or substantially all of its assets to, another company (each, a "Transaction"), provided, however, that a Transaction shall not be deemed to result in a Change of Control of the Company if (a) immediately prior thereto the circumstances in (i)(a) or (i)(b) above exist, or (b) (1) the shareholders of the Company, immediately before such Transaction own, directly or indirectly, immediately following such Transaction in excess of fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Transaction (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Transaction and (2) the individuals who were members of the Company's Board of Directors immediately prior to the execution of the agreement providing for such Transaction constitute at least a majority of the members of the board of directors or the board of trustees, as the case may be, of the Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Surviving Corporation; or

  (iii) the Company acquires assets of another company or a subsidiary of the Company merges or consolidates with another company (each, an "Other Transaction") and (a) the shareholders of the Company, immediately before such Other Transaction own, directly or indirectly, immediately following such Other Transaction 50% or less of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Other Transaction (the "Other Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Other Transaction or (b) the individuals who were members of the Company's Board of Directors immediately prior to the execution of the agreement providing for such Other Transaction constitute less than a majority of the members of the board of directors or the board of trustees, as the case may be, of the Other Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Other Surviving Corporation, provided, however, that an Other Transaction shall not be deemed to result in a Change of Control of the Company if immediately prior thereto the circumstances in (i)(a) or (i)(b) above exist.

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For purposes of this clause (g), "Cause" shall mean (unless a different definition is used in the Holder's written employment agreement with the Company, if any, in which case such different definition shall apply to the Holder) any of the following:

  (i)  material breach by the Holder of his or her employment agreement, if any, or material failure by the Holder to perform his or her duties (other than as a result of incapacity due to physical or mental illness) during his or her employment with the Company after written notice of such breach or failure and the Holder failed to cure such breach or failure to the Company's reasonable satisfaction within five (5) days after receiving such written notice;

  (ii)  material breach by the Holder of his or her Employee Proprietary Information Agreement or other similar arrangement entered into by the Holder in connection with his or her employment by the Company; or

  (iii) any act of fraud, misappropriation, misuse, embezzlement or any other material act of dishonesty in respect of the Company or its funds, properties, assets or other employees.

(h)  Employment Violation.  In consideration of the granting and by acceptance of this Option, the Holder hereby agrees that the terms of this clause (h) shall apply to the Option. The Holder acknowledges and agrees that each exercise of this Option and each written notice of exercise delivered to the Company and executed by the Holder shall serve as a reaffirmation of and continuing agreement by the Holder to comply with the terms contained in this clause (h).

The Company and the Holder acknowledge and agree that if the Holder materially breaches his or her employment agreement (it being understood that any breach of the post-termination obligations contained therein shall be deemed to be material) for so long as the terms of such employment agreement shall apply to the Holder (each an "Employment Violation"), the Company shall have the right to require (i) the termination and cancellation of the unexercised portion of this Option, if any, whether vested or unvested, and (ii) payment by the Holder to the Company of the Recapture Amount (as defined below). The Company and the Holder further agree that such termination of unexercised Options and payment of the Recapture Amount, as the case may be, shall be in addition to, and not in lieu of, any other right or remedy available to the Company arising out of or in connection with any such Employment Violation including, without limitation, the right to terminate the Holder's employment if not already terminated, seek injunctive relief and additional monetary damages.

For purposes of this clause (h), the "Recapture Amount" shall mean the gross gain realized or unrealized by the Holder upon each exercise of this Option during the period beginning on the date which is twelve (12) months prior to the date of the Holder's Employment Violation and ending on the date of computation (the "Look-back Period"), which gain shall be calculated as the sum of:

  (i)  if the Holder has exercised any portion of this Option during the Look-back Period and sold any of the Shares acquired on exercise thereafter, an amount equal to the product of (x) the sales price per Share sold minus the exercise price per Share times (y) the number of Shares as to which this Option was exercised and which were sold at such sales price; plus

  (ii)  if the Holder has exercised any portion of this Option during the Look-back Period and not sold any of the Shares acquired on exercise thereafter, with respect to each of such Shares an amount equal to the product of (x) the greatest of the following: (1) the Fair Market Value per Share on the date of exercise, (2) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty

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  (30) trading day period ending on the trading day immediately preceding the date of the Company's written notice of its exercise of its rights under this clause (h), or (3) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty (30) trading day period ending on the trading day immediately preceding the date of computation, minus the exercise price per Share times (y) the number of Shares as to which this Option was exercised and which were not sold;

provided, however, in lieu of payment by the Holder to the Company of the Recapture Amount determined pursuant to subclause (ii) above, the Holder, in his or her discretion, may tender to the Company the Shares acquired upon exercise of this Option during the Look-back Period and the Optionee shall not be entitled to receive any consideration from the Company in exchange therefor.

(i)  Adjustments.  In the event that the Company shall determine that any dividend or other distribution (whether in the form of cash, shares of common stock of the Company, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of common stock of the Company or other securities, the issuance of warrants or other rights to purchase shares of common stock of the Company, or other securities, or other similar corporate transaction or event affects the Shares, such that an adjustment is determined by the Company to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to the Holder, then the Company shall, in such manner as the Company may deem equitable, adjust any or all of (i) the number and type of shares of common stock of the Company subject to this Option, and (ii) the grant or exercise price with respect to this Option, or, if deemed appropriate, make provision for a cash payment to the Holder.

(j)  Delivery of Share Certificates.  Within a reasonable time after the exercise of this Option, the Company shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of this Option. If this Option shall have been exercised with respect to less than all of the Shares subject to this Option, the Company shall also cause to be delivered to the person entitled thereto a new Stock Option Agreement in replacement of this Stock Option Agreement if surrendered at the time of the exercise of this Option, indicating the number of Shares with respect to which this Option remains available for exercise, or the Company shall make a notation in its books and records to reflect the partial exercise of this Option.

(k)  Withholding.  In the event that the Holder elects to exercise this Option or any part thereof, and if the Company or any subsidiary or affiliate of the Company shall be required to withhold any amounts by reasons of any federal, state or local tax laws, rules or regulations in respect of the issuance of Shares to the Holder pursuant to this Option, the Company or such subsidiary or affiliate shall be entitled to deduct and withhold such amounts from any payments to be made to the Holder. In any event, the Holder shall make available to the Company or such subsidiary or affiliate, promptly when requested by the Company or such subsidiary or affiliate, sufficient funds to meet the requirements of such withholding; and the Company or such subsidiary or affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or such subsidiary or affiliate out of any funds or property due or to become due to the Holder.

(l)  Reservation of Shares.  The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

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(m)  Rights of Holder.  Nothing contained herein shall be construed to confer upon the Holder any right to be continued in the employ of the Company and/or any subsidiary or affiliate of the Company or derogate from any right of the Company and/or any subsidiary or affiliate of the Company to retire, request the resignation of, or discharge the Holder at any time, with or without cause. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed herein and are not enforceable against the Company except to the extent set forth herein.

(n)  Exclusion from Pension Computations.  By acceptance of the grant of this Option, the Holder hereby agrees that any income realized upon the receipt or exercise hereof, or upon the disposition of the Shares received upon its exercise, is special incentive compensations and, to the extent permissible under applicable law, shall not be taken into account as "wages", "salary" or "compensation" in determining the amount of any payment under any pension, retirement, incentive, profit sharing, bonus or deferred compensation plan of the Company or any of its subsidiaries or affiliates.

(o)  Registration; Legend.  The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Holder shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.

(p)  Amendment.  The Company may, with the consent of the Holder, at any time or from time to time amend the terms and conditions of this Option, and may at any time or from time to time amend the terms of the Plan.

(q)  Notices.  Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at 3100 Ocean Park Boulevard, Santa Monica, California 90405, Attn: General Counsel, or at such other address as the Company by notice to the Holder may designate in writing from time to time; and if to the Holder, at the address shown below her signature on this Stock Option Agreement, or at such other address as the Holder by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.

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(r)  Interpretation.  A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of this Option and of the Plan shall be final and binding. The Committee may authorize and establish such rules, regulations and revisions thereof as it may deem advisable.

IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement as of the date set forth above.

ACTIVISION, INC.
	By:	Name: Title:
Date:
Attest:
ACCEPTED:
Option Holder
Address
City State Zip Code
Social Security Number

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ACTIVISION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

  The undersigned stockholder of Activision, Inc., a Delaware corporation (the "Company"), hereby appoints Robert A. Kotick and Brian G. Kelly and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, August 23, 2001 at the Peninsula Hotel, 9882 South Santa Monica Blvd., Beverly Hills, CA 90212, and at any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner set forth below and as further described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given with respect to such shares.

  The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and Annual Report.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND THE PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1.
The election of the following persons as Directors of the Company to serve for the respective terms as set forth in the accompanying Proxy Statement.
KENNETH L. HENDERSON		ROBERT A. KOTICK
/ / FOR such nominee	/ / WITHHELD as to such nominee	/ / FOR such nominee	/ / WITHHELD as to such nominee
BARBARA S. ISGUR		STEVEN T. MAYER
/ / FOR such nominee	/ / WITHHELD as to such nominee	/ / FOR such nominee	/ / WITHHELD as to such nominee
BRIAN G. KELLY		ROBERT J. MORGADO
/ / FOR such nominee	/ / WITHHELD as to such nominee	/ / FOR such nominee	/ / WITHHELD as to such nominee
2.
The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's common stock from 50,000,000 to 125,000,000.

/ / FOR / / AGAINST / / ABSTAIN

3.
The approval of the adoption of the Company's 2001 Incentive Plan.

/ / FOR / / AGAINST / / ABSTAIN

4.
The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

/ / FOR / / AGAINST / / ABSTAIN

5.
To vote and otherwise represent the shares on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof, in their discretion.

/ / MARK HERE IF YOU PLAN TO ATTEND THE MEETING
Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.
Dated	,2001

Signature

Signature, if held jointly

Votes must be indicated by filling in (x) in black or blue ink.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

QuickLinks

GENERAL
RECORD DATE AND QUORUM
REQUIRED VOTES
PROXIES
COSTS OF PROXY SOLICITATION
PROPOSAL 1 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
FISCAL 2001 AUDIT FIRM FEE SUMMARY
PROPOSAL 2 APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE AUTHORIZED SHARES
PROPOSAL 3 APPROVAL OF COMPANY'S 2001 INCENTIVE PLAN
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
FINANCIAL AND OTHER INFORMATION
OTHER MATTERS
AUDIT COMMITTEE CHARTER
2001 INCENTIVE PLAN
ARTICLE 1. PURPOSE OF THE PLAN
ARTICLE 2. SHARES SUBJECT TO AWARDS
ARTICLE 3. ELIGIBILITY AND ADMINISTRATION
ARTICLE 4. OPTIONS
ARTICLE 5. SHARE APPRECIATION RIGHTS
ARTICLE 6. RELOAD OPTIONS
ARTICLE 7. SHARE PURCHASE AWARDS
ARTICLE 8. RESTRICTED SHARE AWARDS
ARTICLE 9. DEFERRED SHARE AWARDS
ARTICLE 10. GENERALLY APPLICABLE PROVISIONS
ARTICLE 11. PERFORMANCE-BASED AWARDS.
ARTICLE 12. MISCELLANEOUS
STOCK OPTION AGREEMENT (Non-Transferable)
Issued Pursuant to the 2001 Incentive Plan of ACTIVISION, INC.
ACTIVISION, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS